                                                                   EXHIBIT 10.31


                          THIRD AMENDMENT TO LEASE
                          ------------------------


     THIS THIRD AMENDMENT TO LEASE (this "Amendment") is made by and between CHEVRON U.S.A. INC., a Pennsylvania corporation ("Landlord") and TEXAS MICRO-SYSTEMS, INC. a Texas corporation ("Tenant"), effective the 10th day of July, 1995.

                             W I T N E S S E T H:
                             --------------------

     WHEREAS, Landlord and Tenant did enter into that certain lease (the "Lease") dated December 11, 1992, and as amended effective February 24, 1993 and October 28, 1993 for certain leased space situated in the Building known as 5959 Corporate Drive, Houston, Texas; and

     WHEREAS, Landlord and Tenant again desire to amend the Lease as set forth herein;

     NOW THEREFORE, Landlord and Tenant in consideration of the premises and the mutual benefits its to be derived therefrom, do hereby covenant, stipulate and agree, each with the other, to the following terms, covenants, conditions and obligations as an amendment to the Lease:

     1. All terms, covenants, obligations and conditions in this Amendment which conflict with a like provision in the Lease shall be controlling over and supersede any like provision in the Lease.

     2. All terms, covenants, obligations and conditions in the Lease not superseded and/or amended by any provision in this Amendment shall remain in full force and effect. All defined terms in the Lease shall have the same definition in this Amendment.

     3. Article 1, Section 1.01 of the Lease is amended to include within the Premises approximately 17,109 square feet of Net Rentable Area located in the Northwest Quadrant of the first floor of the Building (the "Northwest Quadrant Space") as shown on Exhibit 1 attached hereto and incorporated herein. The Premises also shall be increased to include 3,871 square feet of Net Rentable Area located in the Basement (the "Additional Basement Space") as shown on Exhibit 2 attached hereto and incorporated herein.

     4. Article 2, Section 2.01 of the Lease is amended to provide that the Expiration Date shall be midnight on July 1, 2000.

     5. Article 5, Section 5.02 is amended to provide that the Base Rent for the Northwest Quadrant Space is $8.50 per square foot of Net Rentable Area per annum and $4.50 per square foot of Net Rentable Area per annum for the Additional Basement Space.

     6. Tenant will take the Northwest Quadrant Space on an "AS IS" basis. Construction of demising walls shall be subject to Article 11 of the Lease. Tenant and Landlord shall each bear one-half (1/2) the cost of the construction of the demising walls for the Northwest Quadrant.

     7. Tenant will take the Additional Basement Space on an "AS IS" basis, agreeing that no air-conditioning is to be provided to such Additional Basement Space, and subject to Landlord's right to substitute for the Additional Basement Space an equally sized area of space in the basement level of the Building, effective fourteen (14) days from Landlord's written notice thereof to Tenant.

     8. Effective July 10, 1995, Landlord will lease Tenant 44 covered parking spaces at a rate of $15.00 per month per space, such lease shall be co-terminus with the Lease.

     9. (a) Tenant will have subject to the provisions herein, the option to include "AS IS" the entire remaining approximately 14,606 square feet of Net Rentable Area contained in the Northwest Quadrant for office space at a Base Rent of $8.50 per square foot of Net Rentable Area per annum, but such option must be exercised before December 31, 1995 and in the following manner: Tenant must provide written notice of such exercise to Landlord at least one (1) month prior to December 31, 1995. if Tenant is in default under the terms of the Lease either at the time such option is exercised or at the time Tenant is to take delivery of the space subject to said option, this option and the exercise thereof shall be of no effect.

         (b) After December 31, 1995, Tenant will have a preferential right to include within the Premises "AS IS" the approximately 14,606 square feet of Net Rentable Area of the Northwest Quadrant for office space subject to the provisions of Article 26, Section 26.03 of the Lease, except that the Base Rent for such space shall be the greater of: (i) $9.50 per square foot of Net Rentable Area per annum, or, (ii) the Base Rent in the proposed third-party lease which Landlord notified Tenant of pursuant to Article 26, Section 26.03.

    10. Tenant will have a preferential right to lease "AS IS" the two South Quadrants on the second floor of the Building for office space, subject to the provisions of Article 26, Section 26.03, except that the Base Rent for such space shall be the greater of: (i) $8.50 per square foot of Net Rentable Area per annum, or, (ii) the Base Rent in the proposed third-party lease which Landlord notified Tenant of pursuant to Article 26, Section 26.03.

    11. For a period of six (6) months following the full execution of this Amendment (the "Basement Space Option Period"), Tenant will have the option to include within the Premises "AS IS" approximately 10,000 square feet of Net Rentable Area in the B-2 and B-3 Expansion Space area of the basement of the Building at a Base Rent of $7.50 per square feet of Net Rentable Area per annum, but such option must be exercised in the following manner: Tenant must provide written notice of such exercise to Landlord at least one (1) month prior to the expiration of the aforesaid Basement Space Option Period. If Tenant is in default under the terms of the Lease either at the time such option is exercised or at the time Tenant is to take delivery of the space subject to said option, this option and the exercise thereof shall be of no effect.

    12. For a period of 24 months following the full execution of this amendment, Tenant will have the option to surrender the Northwest Quadrant Space to Landlord upon 120 days prior written notice of its election to do so; and, Landlord will accept the surrender of the Northwest Quadrant Space 120 days following such written notice and the Premises shall be reduced by the approximately 17,109 square feet of Net Rentable Area constituting the Northwest Quadrant Space.

    Made as of the date first written above.



     LANDLORD                                         TENANT
     --------                                         ------

CHEVRON U.S.A. INC.                              TEXAS MICRO-SYSTEMS, INC.


By  SIGNATURE TO COME                            By  SIGNATURE TO COME
  ---------------------------                      ---------------------------

Its  Lease Manager                               Its  President
   --------------------------                       --------------------------

                        MEMORANDUM OF UNDERSTANDING AND
                           SECOND AMENDMENT TO LEASE
                        -------------------------------



     This Memorandum of Understanding and Second Amendment to Lease is made by and between CHEVRON U.S.A. INC., a Pennsylvania corporation ("Landlord"), and TEXAS MICRO-SYSTEMS, INC., a Texas corporation ("Tenant"), effective the _______ day of ______________________, 1993.

     Landlord and Tenant have disputed the start of the Rental Commencement Date, as that term is defined in the lease dated December 11, 1992, as amended effective February 24, 1993 (the "Lease") . In order to resolve any and all past, present, or future disputes regarding said Rental Commencement Date, Landlord and Tenant agree that the Lease be amended as follows:

     1. Subject to the provisions of Paragraph 2 below, the Rental Commencement Date is February 19, 1993. Section 5.02 of the Lease is amended to provide that Tenant's obligation to pay Rent shall not begin until the date that is six (6) months and three (3) weeks after the Rental Commencement Date. Upon the full execution of this Memorandum of Understanding and Second Amendment to Lease, Tenant shall pay the Rent, except for the Rent for the Basement Space which is governed by Paragraph 2 below, for the period beginning September 12, 1993 through October 31, 1993, adjusted to account for or Tenant's advance payment of one month's Rent. The Rent to be paid pursuant to this Paragraph 1 is Twenty-Six Thousand Nine Hundred Fifty-Nine and 41/100 Dollars ($26,959.41), without any late fee, interest or penalty of any kind.

     2. Notwithstanding anything to the contrary in the Lease or herein, Tenant shall pay Rent, as that term is defined in the Lease, for the Basement Space, as that term is defined in the Lease, beginning August 8, 1993. The Rent due for such Basement Space for the period August 8, 1993 through October 31, 1993 is Twenty-Three Thousand Nine Hundred Twenty-One and 19/100 Dollars ($23,921.19), adjusted to account for Tenant's advance payment of one month's Rent, and shall be paid, without any late fee, interest, or penalty of any kind, upon the full execution of this Memorandum of Understanding and Second Amendment to Lease.

     3. Section 2.01 of the Lease is amended to provide that the Expiration Date, as that term is defined in the Lease, shall be midnight on July 1, 1998.

     4. All terms, covenants, obligations and conditions in the Lease not superseded and/or amended by any provision in this Memorandum of Understanding and Second Amendment to Lease shall remain in full force and effect.

     Execution effective as of the date first written above.



LANDLORD                                        TENANT


CHEVRON U.S.A. INC.                             TEXAS MICRO-SYSTEMS, INC.




By:                                             By:  SIGNATURE TO COME
   ----------------------------                    ----------------------------

Its:                                            Its:  Chmn & CEO
    ---------------------------                     ---------------------------

                           FIRST AMENDMENT TO LEASE
                           ------------------------


     THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made by and between CHEVRON U.S.A. INC., a Pennsylvania corporation ("Landlord") and TEXAS MICRO-SYSTEMS, a Texas corporation ("Tenant") , effective the 24th day of February, 1993.

                            W I T N E S S E T H:
                            --------------------

     WHEREAS, Landlord and Tenant did enter into that certain lease (the "Lease") dated December 11, 1992, for certain leased space situated in the Building known as 5959 Corporate Drive, Houston, Texas; and

     WHEREAS, Landlord and Tenant desire to amend the Lease as set forth herein;

     NOW THEREFORE, Landlord and Tenant in consideration of the premises and the mutual benefits to be derived therefrom, do hereby covenant, stipulate and agree, each with the other, to the following terms, covenants, conditions and obligations as an amendment to the Lease:

     1. All terms, covenants, obligations and conditions in this Amendment which conflict with a like provision in the Lease shall be controlling over and supersede any like provision in the Lease.

     2. All terms, covenants, obligations and conditions in the Lease not superseded and/or amended by any provision in this Amendment shall remain in full force and effect.

     3. Article 1, Section 1.01 of the Lease is amended to increase the Premises to 83,878 square feet of Net Rentable Area, such increase resulting from the addition of 450 square feet of Net Rentable Area to the Basement Space, with the location of such 450 square feet as shown on Exhibit 1 attached hereto and incorporated herein.

     4. Article 5, Section 5.02 of the Lease is amended to change the required monthly installments of Base Rent to $56,372.46.

      Executed as of the date first written above.


      LANDLORD                                     TENANT
      --------                                     ------

CHEVRON U.S.A. INC.                          TEXAS MICRO-SYSTEMS, INC.



By  SIGNATURE TO COME                        By  SIGNATURE TO COME
  -----------------------------                ------------------------------

Its Leasing Manager                          Its Chmn & CEO
   ----------------------------                 -----------------------------

                             5959 CORPORATE DRIVE


                                HOUSTON, TEXAS


                            OFFICE LEASE AGREEMENT


                                    BETWEEN


                              CHEVRON U.S.A. INC.
                                 ("Landlord")

                                      AND

                           TEXAS MICRO-SYSTEMS, INC.
                                  ("Tenant")

                               TABLE OF CONTENTS


                     FOR THE 5959 CORPORATE DRIVE LEASE TO
                           TEXAS MICRO-SYSTEMS, INC.

                                                                        PAGE
                                                                        ----

ARTICLE 1

PREMISES .............................................................     1

ARTICLE 2

TERM .................................................................     2

ARTICLE 4

ACCEPTANCE OF THE PREMISES AND BUILDING BY TENANT ....................     4

ARTICLE 5

RENT .................................................................     4

ARTICLE 6

SERVICES BY LANDLORD .................................................    13

ARTICLE 7

UTILITIES ............................................................    15

ARTICLE 8

USE ..................................................................    18

ARTICLE 9

LAWS, ORDINANCES, AND REQUIREMENTS OF PUBLIC AUTHORITIES .............    18

ARTICLE 10

OBSERVANCE OF RULES AND REGULATIONS ..................................    20

                                                                        PAGE
                                                                        ----

ARTICLE 11

ALTERATIONS .........................................................     20

ARTICLE 12

LIENS ...............................................................     22

ARTICLE 13

ORDINARY REPAIRS ....................................................     23

ARTICLE 14

INSURANCE ...........................................................     23

ARTICLE 15

DAMAGE BY FIRE OR OTHER CAUSE .......................................     26

ARTICLE 16

CONDEMNATION ........................................................     28

ARTICLE 17

ASSIGNMENT AND SUBLETTING ...........................................     29

ARTICLE 18

INDEMNIFICATION .....................................................     30

ARTICLE 19

SURRENDER OF THE PREMISES ...........................................     31

ARTICLE 20

ESTOPPEL CERTIFICATES ...............................................     31

                                                                        PAGE
                                                                        ----

ARTICLE 21

SUBORDINATION .......................................................     32

ARTICLE 22

PARKING .............................................................     33

ARTICLE 23

DEFAULT AND REMEDIES ................................................     34

ARTICLE 24

ATTORNEYS' FEES AND LEGAL EXPENSES ..................................     37

ARTICLE 25

NOTICES .............................................................     37

ARTICLE 26
TENANT'S RENEWAL OPTIONS/EXPANSION OPTIONS ..........................     38

ARTICLE 27

MISCELLANEOUS .......................................................     46

ARTICLE 28

CONFLICTS OF INTEREST ...............................................     50

                            OFFICE LEASE AGREEMENT


     THIS OFFICE LEASE AGREEMENT (this "Lease") dated as of December 11, 1992, is made between CHEVRON U.S.A. INC., a Pennsylvania corporation ("Landlord"), and TEXAS MICRO-SYSTEMS, INC., a Texas corporation ("Tenant").

                                   ARTICLE 1

                                   PREMISES


      Section 1.01. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord for the Term (as defined below) and subject to the provisions hereof, to each of which Landlord and Tenant mutually agree, the Premises (as defined below) 83,428 square feet of Net Rentable Area (as defined below) located on the first floor (such first floor space shall comprise 32,033 square feet as shown on Exhibit A-1 hereto ("Existing Space") and 30,703 square feet as shown on Exhibit A-2 hereto ("Improvement Space") plus 20,692 square feet of Net Rentable Area in the basement as shown on Exhibit A-3 hereto ("Basement Space") of the Building now known as 5959 Corporate Drive ("Building"), located in Houston, Harris County, Texas ("Premises"), which Premises are more particularly described in the floor plans in Exhibit A hereto, together with its
                                             ---------
appurtenances, including the right to use, in common with others, the lobbies, entrances, stairs, passenger and freight elevators, offstreet loading areas (for loading and unloading of materials and supplies), and other public portions of the Building. Landlord covenants that the main floor lobby, atrium and common area restrooms located on the first floor will not be unreasonably reduced or the use thereof be otherwise unreasonably limited except as is necessary for ordinary maintenance and repair. Landlord further covenants that a vending area reasonably comparable to the vending area presently existing in the Building will be maintained in the Building and be accessible to Tenant and Tenant's employees, provided, however, that Landlord reserves the right to relocate such vending area to another location in the Building and provided further that Landlord may reduce the size of such vending area so long as such area continues to be reasonably usable for its essential purpose by tenants in the Building, including Tenant and Tenant's employees. The Building is situated on the real property described in Exhibit B hereto (the "Land").
                      ---------

     Section 1.02. The term "Net Rentable Area", as used herein, shall be the unit of measurement for space in the Building leased or held for lease to tenants, and shall mean (a) in the case of a single tenancy floor, all floor area, measured from the inside surface of the outer glass line of the Building excluding only the areas ("service areas") used for Building stairs, fire towers, elevator shafts, flues, vent stacks, pipe shafts, and vertical ducts (which service areas shall be measured from the midpoint of walls enclosing such service areas), but including any such service areas which are for the specific use of the particular tenant such as special stairs or special elevators, plus an allocation of the square footage of the Building's "support areas," (support areas defined as the elevator and mechanical and electrical rooms, maintenance areas and public areas, and (b) in the case of a floor to be occupied by more than one tenant, all floor areas within the inside surface of the outer glass line enclosing the Premises and measured to the midpoint of the walls separating areas leased by or held for lease to other tenants, or "common areas," (common areas defined as those areas devoted to corridors, elevator foyers, rest rooms, mechanical rooms, janitor closets, vending areas and other similar facilities for the use of all tenants on the particular floor, but including a proportionate part of the common areas located on such floor, plus an allocation of the support areas of the Building. No deductions from Net Rentable Area share be made for columns or projections necessary to the Building. The Net Rentable Area of the Premises has been calculated on the basis of the foregoing definition, includes the "add-on factors" of fifteen percent (15%) for the Existing Space and ten percent (10%) for the Improvement Space, and is stipulated for all purposes hereof to be the amount stated in Section 1.01. The Net Rentable Area of the Building is to be determined by Landlord in good faith and supplied to Tenant by Landlord in writing on or before December 21, 1992; provided, however, that if the Net Rentable Area is ever thereafter calculated by Landlord to be, or otherwise established to be, more than such number, then the Net Rentable Area of the Building shall be adjusted to such higher number for all purposes hereof.

                                   ARTICLE 2

                                     TERM


     Section 2.01. The term of this Lease (the "Term") is sixty six (66) months beginning on the date of execution of this Lease by Landlord and Tenant (the "Commencement Date") and, unless sooner terminated or renewed pursuant to the provisions hereof, ending at midnight on June 11, 1998 (the "Expiration Date"). Regardless of whether construction of Leasehold Improvements (as defined in Article 3) in the Premises is completed by the Rental Commencement Date (as defined in Article 3), the Term shall not be extended for any reason beyond the Expiration Date. The period between the Commencement Date and the Expiration Date is sometimes herein referred to as the it "original" Term, and that portion, if any, of the Term resulting from the exercise of a renewal option granted in Section 26.01 is sometimes referred to as a "original" Term.

     Section 2.02. Provided Tenant performs all of Tenant's obligations under this Lease, including the payment of Rent (as defined below), Tenant shall, during the Term, peaceably and quietly enjoy the Premises without disturbance from Landlord or any other persons acting by, through or under Landlord; subject, however, to the terms of this Lease. This covenant and all other covenants of Landlord in this Lease shall be binding, upon Landlord and its successors only with respect to breaches occurring during its and their respective ownership of Landlord's interest hereunder.

                                   ARTICLE 3

                            LEASEHOLD IMPROVEMENTS

     Section 3.01. Leasehold Improvements from time to time designated by Landlord as "Building Standard" are sometimes called in this Lease "Building Standard Leasehold Improvements." Leasehold Improvements not designated as Building Standard Leasehold Improvements are sometimes called in this Lease "Non-Building Standard Leasehold Improvements." Building Standard Leasehold Improvements and Non-Building Standard Leasehold Improvements are collectively called "Leasehold Improvements." If the Premises already contain Leasehold Improvements from a prior occupancy, Tenant may, at its option, use such improvements in connection with the construction of Leasehold Improvements in the Premises, to the extent provided in the final plans and specifications for the Leasehold Improvements approved by Landlord and Tenant. From and after the Commencement Date, Tenant and Tenant's Contractor share be permitted to enter the Premises and shall construct or cause to be constructed certain additional Leasehold Improvements in accordance with the Tenant Space Plan and Working Drawings prepared by Tenant subject to and in accordance with the terms and provisions of the Work Letter executed simultaneously with this Lease, the form of which Work Letter is attached hereto as Exhibit C. Landlord shall either
                                           ---------
approve or disapprove such Tenant Space Plan within seven (7) days after Landlord's receipt thereof, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant and Tenant's Contractor may enter the Premises for construction and demolition work and may occupy the Premises and conduct business operations from the Premises, and regardless of such entry and occupancy, Tenant shall not be required to pay Base Rent or Additional Rent until the Rental Commencement Date. Subject to Section 5.02, the date on which Tenant's Rent obligations shall be the date which is seventy (70) days after the Commencement Date (the "Rental, Commencement Date"). If for any reason, Tenant fails to complete construction of its additional Leasehold Improvements before the Rental Commencement Date, then this Lease shall not be void or voidable, and Tenant shall not be liable for any loss or damage resulting therefrom except that Tenant's obligation to pay Base Rent and Additional Operating Expenses shall commence as of the Rental Commencement Date, provided that Tenant shall not be obligated to pay any Base Rent or Additional Operating Expenses for any days (i.e. for the number of days) and the Rental Commencement Date shall be postponed for the number of days that the completion of the construction is delayed because of Events of Force Majeure (as defined in Section 27.06) affecting Tenant or Tenant's Contractor or because of Landlord Delay (as defined in the Work Letter). If (i) Tenant is not delivered possession of the Existing Space and the

Improvement Space on or before December 14, 1992 or (ii) Tenant is not delivered possession of the Basement Space on or before December 21, 1992, then Tenant shall be entitled to terminate this Lease. However, without limiting the foregoing right of Tenant, Landlord shall use reasonable efforts to deliver the Premises to Tenant as soon as is practicable after the Commencement Date.

                                   ARTICLE 4


                               ACCEPTANCE OF THE
                       PREMISES AND BUILDING BY TENANT

       Section 4.01. Taking possession of the Premises by Tenant shall be conclusive evidence that, except for any latent defects of which Tenant is not aware after Tenant's exercise of a reasonable inspection period (but such exception shall not include any latent defects in the work performed or materials supplied by Tenant or Tenant's contractor) Tenant: (a) accepts the Premises as suitable for the purposes for which they are leased; (b) accepts the Building and every part and appurtenance thereof as being in good and satisfactory condition; and (c) waives any claims against Landlord in respect of defects in the Premises and its appurtenances, except for those defects not discoverable by Tenant after conducting a reasonable inspection that are the result of Landlord's negligence or willful misconduct.


                                   ARTICLE 5


                                     RENT


       Section 5.01. Base Rent; Additional Rent. Subject to any other applicable provisions of this Lease, the Rent reserved by Landlord and payable by Tenant in consideration of and under the terms of this Lease for each year of the Term thereof (prorated on a daily basis for any period less than an entire year) shall be and consist of:

              (a) an annual base rent (sometimes herein called the "Base Rent") in the amounts stated in Section 5.02 hereof, plus

              (b) such other sums of money as shall become due and payable by Tenant as Additional Rent (as hereinafter defined), which Additional Rent shall be payable as hereinafter provided.

       Section 5.02. Base Rent. "Base Rent" shall, during the original Term hereof, be at the per annum rate of $8.50 per square foot of Net Rentable Area of Existing Space, $8.00 per square foot of Net Rentable Area of Improvement Space, and $7.50 per square foot of Net Rentable Area of Basement Space. Tenant covenants and agrees to pay Base

Rent in equal monthly installments of $56,091.21, in advance on the first day of each and every calendar month during the Term of this Lease from and after the Rental Commencement Date. Notwithstanding anything in this Lease to the contrary, Tenant shall not be obligated to pay any Rent until the date that is six (6) months after the Rental Commencement Date. The Base Rent payable during any renewal period granted pursuant to Section 26.01 hereof shall be at the rate therein provided. It is further understood that the rent for the seventh (7th) full calendar month after the Rental Commencement Date has been paid in advance upon the execution of this Lease and Landlord acknowledges receipt thereof.

       Section 5.03. Additional Rent. "Additional Rent" means all sums, other than Base Rent, which Tenant is or becomes obligated to pay to Landlord under this Lease, including, but not limited to, Additional Operating Expenses (as hereinafter defined).

       Section 5.04. Additional Operating Expenses. "Additional Operating Expenses" shall be computed separately for each square foot of Net Rentable Area in the Premises for each calendar year or portion thereof which ensues after the Commencement Date and prior to the end of the Term of this Lease and, for each such calendar year or portion thereof, shall mean an amount (but not less than zero) per square foot of Net Rentable Area in the Premises determined by subtracting the amount described below in (b) from the amount described below in
(a), to wit:

       (a) The arithmetic average of the Operating Expenses (as hereinafter defined) per square foot of Net Rentable Area in the Building incurred during such calendar year or portion thereof.

       (b) The applicable Landlord's Expense Stop (as hereinafter defined) as to such square foot of Net Rentable Area in the Premises for such calendar year or portion thereof.

For all purposes under this Lease, the "arithmetic average" of the Operating Expenses per square foot of Net Rentable Area in the Building for a calendar year shall be determined by dividing the total amount of the Operating Expenses incurred during such calendar year by the total number of square feet of Net Rentable Area in the Building, and, likewise, the Operating Expenses for any portion (less than all) of a calendar year for a square foot of Net Rentable Area in the Building shall be determined by dividing the arithmetical average of the Operating Expenses per square foot of Net Rentable Area in the Building for such entire calendar year by the number of days in such year and by multiplying the result obtained by the number of days in such portion of said calendar year.

        Section 5.05. Landlord's Expense Stop. "Landlord's Expense Stop" means as follows:


        (a) For any full calendar year during the Term, "Landlord's Expense Stop" shall mean $6.50.

        (b) For any partial calendar year during the Term, "Landlord's Expense Stop" means the product obtained by multiplying the amount in Section 5.05(a) by a fraction, the denominator of which is 365, and the numerator of which is the number of days in such partial calendar year.

        Section 5.06. Operating Expenses.

        (a) Subject to the provisions of subsection (b) hereof, "Operating Expenses" as used herein means all expenses, costs, and disbursements of every kind which Landlord shall be required to pay, in connection with the ownership, operation, and maintenance of the Building and the Land, including, without limitation, the following:

               (1) An amount (the "Management Fee Allocation") equal to three percent (3%) of the Base Rent and Additional Rent; provided, however, that for the purpose of calculating the Management Fee Allocation, Operating Expenses shall exclude the Management Fee Allocation.


               (2) Wages, salaries, and fees of all personnel at or below the level of building manager engaged in the operation, maintenance, or security of the Building, including taxes, insurance, and benefits relating thereto; provided, however, that if during the Term such personnel are also working on other projects being periodically developed or operated by Landlord, their wages, salaries, fees, and related expenses shall be allocated by Landlord in good faith among all of such projects, and only that portion of such expenses allocable to the Building shall be included as an Operating Expense.

               (3) All supplies and materials directly used in the operation and maintenance of the Building.

               (4) Cost of all maintenance and service agreements for the Building, including without limitation, alarm service, janitorial services, security services, window cleaning, elevator maintenance, landscaping, and parking facilities maintenance.

               (5) Cost of all insurance relating to the Building, including, without limitation, the cost of casualty and liability insurance applicable to the Building and Landlord's personal property used in connection therewith, the cost of business interruption insurance in such amounts as will reimburse Landlord for all losses of earnings and other income attributable to the ownership and operation of the Building and the cost of insurance against such perils and occurrences as are commonly insured against by prudent landlords; provided, however, (A) any portion of such insurance premiums, surcharge, or ascribed cost thereof pursuant to Landlord's self-assumption of risk pursuant to
                      Article 19 below as a result of any use by any tenant (including Tenant) of such tenant's premises other than for general office purposes shall not be a Operating Expense, but shall instead be billed to and paid for by such tenant separately and (B) if such insurance is provided in the form of master insurance covering more than the Building, then only an equitable portion of the premiums therefor shall be included in Operating Expenses. If Landlord elects to self-assume risk as provided in
                      Section 14.02, the cost of insurance shall be Landlord's estimated fair market cost, not to exceed the rates charged to landlords of first-class office buildings in the suburban area of Houston, Texas, during the applicable period of time or the applicable rates published in the Insurance Service Offices (ISO) Manual for the applicable period, whichever is less.

              (6) All taxes, assessments, and other governmental charges, whether federal, state, county, or municipal and whether assessed by taxing districts or authorities presently taxing the Building or the Land or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building and the Land or their operation, exclusive of any inheritance, gift, franchise, succession, transfer, or income taxes which may be assessed against Landlord.

              (7) Cost of repairs and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Building other than Tenant).

              (8) Amortization of the cost of capital investment items that are installed primarily (and in good faith) to reduce operating costs for the benefit of all the Building's tenants or which may be required by any governmental authority, including but not limited to the Americans with Disabilities Act ("ADA"). All such costs, including interest cost shall be amortized over the reasonable life of the capital investment items, with the reasonable life and amortization schedule being determined by Landlord according to generally accepted accounting principles, but in no event to extend beyond the reasonable life of the Building.

              (9) Cost of all utilities for the Building, including the cost of water, electricity, gas, fuel oil, heating, lighting, air conditioning, and ventilation for the Building.

              (10) Landlord's legal, appraisal and other such third party fees relating to the operation of the Building.

If the Net Rentable Area of the Building is not fully occupied during any Fiscal Year of the Term, an adjustment shall be made in computing the Operating Expenses for that year so that those Operating Expenses that vary with occupancy shall be increased for that year to the amount that in Landlord's reasonable good faith judgment, would have been incurred had the total Net Rentable Area of the Building been occupied during that year. All Operating Expenses shall be computed according to generally accepted accounting principles, consistently applied.

       (b) Notwithstanding anything to the contrary contained herein, the term "Operating Expenses" shall not include any of the following expenses:

              (1)    Depreciation and amortization;

              (2) Tenant allowance, tenant concessions and other costs and expenses incurred in renovating or otherwise improving or decorating or redecorating space for tenants or other occupants in the Building or vacant space in the Building or in relocating such tenants or other occupants of the Building, including space planning and interior design fees and the cost of removing the property of former tenants or occupants of the Building;

              (3) Any compensation paid to clerks, attendants, or other persons in commercial concessions operated by Landlord or any affiliate of Landlord;

              (4) Leasing commissions, attorneys' fees, costs and disbursements, and other expenses incurred in connection with solicitations, negotiations or disputes with tenants, other occupants or prospective tenants of the Building or with consultants, management agents, purchasers, ground lessors, prior owners, or mortgagees of the Building;

              (5) Costs incurred by Landlord for alterations, additions, and replacements which are considered capital expenditures under generally accepted accounting principles, consistently applied, except to the extent provided in
                     Section 5.06(a)(8);

             (6) Interest on debt or amortization payment on any mortgage or mortgages and any rental under any ground or underlying leases or lease (except to the extent the same may be made to pay insurance or taxes);

             (7)     Advertising and promotional expenses;

             (8) Costs of restoration or repair or other work on all or any portion of the Building or Land occasioned by fire, windstorm, or other casualty or condemnation; and

             (9) Specific costs in connection with services (including electricity), items or other benefits of a type that are not available to Tenant without specific charge therefor, but that are provided to another tenant or occupant of the Building, regardless of whether such other tenant or occupant is specifically charged therefor by Landlord, in addition to any costs specially billed to specific tenants, such as above Building Standard janitor service, or other services above Building Standard.

             (10) Except for the Management Fee Allocation, costs of Landlord's general corporate overhead and general administrative expenses including (A) any benefits or extraordinary compensation above salaries, wages and reasonable and customary incentive-based compensation (other than medical benefits) payable by Landlord to any of its employees or personnel, (B) any magazine or other subscriptions, and (C) seminars, conferences, or other educational or training expenses.

             (11) Interest or penalties due to late payment of taxes, utility bills or any other such costs, except any interest or penalties arising from any late payments beyond Landlord's control.

             (12) Costs or expenses (including fines, penalties and legal fees) incurred by Landlord due to the violation by Landlord, its employees, agents or contractors, or any tenant or other occupant of the Building, of the terms, conditions of any lease in the Building or of any third party contract or obligation, or of any applicable laws, rules, regulations and codes of any federal, state, county, municipal or other governmental authority having jurisdiction over the Building, it being intended that each party shall be responsible for the costs resulting from his own violation of such leases and laws, rules, regulations and codes as same shall pertain to the Building.

              (13) Without impairing any indemnity or insurance obligation set forth herein, costs directly resulting from the negligence, willful misconduct or other tortious conduct of Landlord or its employees, agents or contractors. Costs (including without limitation overhead, profit, and fees) paid to Landlord or affiliates of Landlord for services or other matters related to the Building or related facilities to the extent that such costs exceed competitive costs for such services rendered by unaffiliated persons or entities of similar skill, confidence, and experience.

              (14) All costs associated with the presence in the Building or related facilities of asbestos, polychlorinated biphenyls, or other hazardous or toxic materials.

              (15) Costs or expenses incurred with respect to the purchase, leasing, showing or promotion of sculpture, paintings or other works of fine art.

              (16)   Contributions to operating expense reserves.

              (17)    Contributions to charitable organizations.

              (18) Costs or fees relating to the defense of Landlord's title to or interest in the Building, or the Land, or any part thereof.

              (19) Any other expense which, under generally accepted accounting principles, consistently applied, would not be considered to be normal or reasonable maintenance or operating expense for comparable buildings.

       (c) The term "Fiscal Year," as used herein shall mean a period of twelve consecutive calendar months commencing on January 1, and ending on December 31, or such other twelve-month period as Landlord may specify from time to time.

       Section 5.07. Rent. "Rent" means all amounts which Tenant is obligated or becomes obligated to pay to Landlord under this Lease, including Base Rent and Additional Rent.

       Section 5.08. Payment of Rent. Tenant shall pay to Landlord all Rent at Landlord's lockbox in Houston, Texas or elsewhere, as Landlord may from time to time designate to Tenant in writing, in legal tender for the payment of public and private debts, without counterclaims, set-off, or deduction except as set forth in this Lease, in the following manner:

       (a) The Base Rent monthly in advance (without written demand) in equal monthly installments on the first day of each full calendar month during the Term and for any other period of occupancy; and

       (b) The Additional Rent, within thirty (30) days after notice thereof by Landlord's invoice or statement for the same as elsewhere provided and authorized herein, and at such other times as this Lease provides for the payment of the same.

       Section 5.09. Failure to Pay; Interest. All past-due Rent shall bear interest from and after the fifth (5th) day after it is due until paid at the rate of interest per annum equal to the interest rate then being quoted by Bank of America National Trust and Savings Association (or its successor) as its "prime rate," plus two (2) points, or the maximum rate permitted under state or federal law, if the aforesaid rate exceeds such maximum.

       Section 5.10. Additional Operating Expenses. As Additional Rent, Tenant shall pay to Landlord an amount (if any) equal to the Additional Operating Expenses for each square foot of Net Rentable Area included in the Premises during any calendar year or portion thereof during the Term of this Lease; provided that for any period of time which constitutes less than an entire calendar year, the Additional Rent if any, payable by Tenant under this Section
5.10 for each square foot of Net Rentable Area in the Premises during such portion of a calendar year shall be calculated on a proportionate per-day basis as described in Sections 5.04 and 5.05 above. Notwithstanding the foregoing, if the Consumer Price Index (as hereafter defined) on the first day of the calendar month in which this Lease commences is less than the Consumer Price Index on the first day of any calendar year during the original Term or any renewal Term hereof, then Tenant shall not be obligated to pay Additional Operating Expenses for each square foot of Net Rentable Area included in the Premises in any calendar year in an amount greater than the product of (a) the Landlord's Expense Stop multiplied by (b) a fraction the numerator of which is the Consumer Price Index for the year for which the Additional Operating Expenses is being computed and the denominator of which is the Consumer Price Index for the calendar year 1992. Additionally, notwithstanding anything to the contrary herein,

Tenant shall not be obligated to pay any Additional Operating Expenses for the calendar year 1993. "Consumer Price Index" shall mean the Consumer Price Index published by the Bureau of Labor Statistics, U.S. City Average, All Items for Urban Wage Earners and Clerical Workers (1982-84=100).

       Section 5.11. Payment of Estimated Additional Rent in Respect of Additional Operating Expenses. At least fifteen (15) days prior to the first day of each calendar year during the Term of this Lease, Landlord shall notify Tenant of Landlord's good faith estimate of the amount, if any, of Additional Rent which will become due by Tenant under Section 5.10 during the next calendar year or part thereof. The amount of Additional Rent, if any, thus estimated by Landlord to become due for any such period shall be divided into equal monthly installments during such period (reduced proportionately for any partial month) and shall be paid by Tenant in such equal monthly installments in advance on the first day of each month during such period; provided that if Additional Rent is estimated to accrue under Section 5.10 during a portion only of such period (as, for example, a portion of a calendar year during which the Term hereof ends), the entire amount of such estimated Additional Rent shall be payable in equal monthly installments only during the portion of such period during which it is estimated to accrue. If Landlord fails to give notice to Tenant of Landlord's estimate of the amount of Additional Rent to become due by Tenant during any period at least fifteen (15) days prior to commencement of such period as required in the first sentence of this Section 5.11, Tenant shall not be required to commence paying monthly installments of estimated Additional Rent for such period until the first day of the first calendar month which ensues at least fifteen (15) days after notice of such estimate is given by Landlord to Tenant, in which event the first monthly installment of estimated Additional Rent to be paid by Tenant after receipt of such notice shall include all monthly installments of estimated Additional Rent for such period which would have become due through such installment payment date if Landlord had timely given notice of estimated Additional Rent for such period as provided for in the first sentence of this Section 5.11.

      Section 5.12. Correction of Estimated Payments. Within one hundred fifty
(150) days, or reasonably thereafter, after the end of each calendar year during which any estimated Additional Rent has accrued under Section 5.11 above, Landlord shall provide to Tenant a statement for such calendar year setting forth, in reasonable detail, the Operating Expenses incurred during such calendar year and the amount, if any, of Additional Rent due by Tenant under
Section 5.10 for such calendar year or any portion thereof. If the actual Additional Rent, if any, due by Tenant under Section 5.10 for such calendar year, or portion thereof, is greater than the estimated Additional Rent paid by Tenant under Section 5.11 during such calendar year, or portion thereof, then within thirty (30) days after receipt of such statement Tenant shall pay to Landlord the amount of such excess. If the actual Additional Rent, if any, due by Tenant under Section 5.10 for such calendar year, or portion thereof, is less than the estimated Additional Rent paid by

Tenant under Section 5.11 during such calendar year, or portion thereof, then Landlord shall allow a credit in the amount of such overpayment plus interest thereon from the date of delivery of said statement from Landlord until the credit is given, at the rate of interest per annum equal to the interest rate being quoted by Bank of America National Trust and Savings Association (or its successor) as its "prime rate" plus two (2) percent, or the maximum rate permitted by state or federal law if the aforesaid rate exceeds such maximum, against the aggregate payment of Base Rent and estimated Additional Rent otherwise becoming due under Section 5.08(a) and Section 5.11 on the next ensuing monthly payment of Rent due or dates, if any, after delivery of such statement to Tenant; provided that if the Term of this Lease has ended or shall end prior to utilization of such entire overpayment as a credit against Rent hereunder, Landlord shall promptly refund such overpayment together with applicable interest as provided pursuant to this Section 5.12 (to the extent not credited against Rent otherwise becoming due hereunder) to Tenant.

       Section 5.13. Tenant's Right to Examine Records. Tenant shall have the right at all reasonable times to audit and copy or reproduce at its own expense Landlord's books and records relating to Additional Rent under this Lease for all or any part of the immediately preceding two (2) calendar years of the Term. Landlord agrees that it will maintain complete and accurate records of all costs, expenses and disbursements relating to Operating Expenses that shall be paid or incurred by Landlord, its employees, agents or contractors, or any of the foregoing. Landlord agrees to reimburse Tenant for the professional or accounting costs or expenses incurred by Tenant in connection with any such inspection or audit conducted by or for Tenant (including, without limitation, the allocated cost of Tenant's internal accounting or auditing personnel, but in no event shall such amounts exceed the amounts that would have been charged by unaffiliated third parties of similar skill and competence and experience for providing such services on a competitive basis), but only up to the amount of $10,000 of such expenses, in the event said inspection or audit shall prove that Operating Expenses or Additional Operating Expenses, or both, for the period of time covered by such inspection or audit shall have been overstated by five percent (5%) or more. Furthermore, Landlord agrees to adjust its computation of Operating Expenses or Additional Operating Expenses, or both, to the extent that inaccuracies or mistakes are discovered by Tenant or by other tenants of the Building (to the extent such inaccuracies or mistakes detected are applicable to Tenant pursuant to this Lease).

                                   ARTICLE 6


                             SERVICES BY LANDLORD


       Section 6.01. While Tenant or a permitted sublessee or assignee is paying Rent as required hereunder and has not abandoned the Premises, Landlord shall furnish the Premises or Building, as applicable, with:

       (a) Passenger elevator service and freight elevator service in common with other tenants for access to and from the Premises and to the Basement (as well as stairwell access from the Premises to the Basement) in such number of elevators as is customarily provided to tenants in first-class office buildings in the suburban area of Houston, Texas, (but not less than the number of such items currently in existence in the Building), provided that Landlord may reasonably limit the number of passenger elevators to be operated before or after Normal Business Hours (as defined in Section 27.03 hereof) and on holidays (as defined in Section 27.02 hereof), provided, further that the Tenant's use of freight elevator to be installed by Tenant pursuant to the Tenant Space Plan may not be restricted or limited by Landlord.

       (b) Janitorial cleaning services as are customarily provided to tenants in first-class office buildings in the suburban area of Houston, Texas provided that in the Basement Space and Improvement Space, such janitorial services will be limited to floor sweeping and basic trash removal; additionally, Landlord will make their compactor available to Tenant;

       (c) Replacement, as necessary, of all lamps bulbs, starters and ballasts in the Building Standard light fixtures within the Premises and all support areas and common areas;

       (d) Maintenance, painting and electric lighting service for all common areas, support areas, and other public areas, including all restrooms and surface parking lots serving the Building and located on the Land (including any restriping as may be required), any and all walkways and sidewalks serving the Building and located on the Land, all as are customarily provided to tenants in first-class office buildings in the suburban area of Houston, Texas;

      (e) Window cleaning services for the interior and exterior of the Building as needed, but no less than twice per calendar year;

      (f) Restriction on access of unauthorized individuals to the Building and Land as is customarily provided to tenants in first-class office buildings and the land in the suburban area of Houston, Texas; provided however that such level of restriction of access, in the aggregate, shall not be reduced from the level now provided to the Building and Land;

        (g) Maintenance of all equipment supplied by Landlord (elevators, mechanical, electrical and plumbing) as is customarily provided to tenants in first-class office buildings in the suburban area of Houston, Texas;

        (h) Maintenance of all landscaped areas as is customarily provided to tenants in first-class office buildings in the suburban area of Houston, Texas;

        (i) Pest control service as is customarily provided to tenants in first-class office buildings in the suburban area of Houston, Texas;

        (j) To the extent presently available, use of the Building's paging system, for Tenant's exclusive use within the Premises;

       (k) If a directory for the Building in the ground floor lobby is ever constructed, then Tenant will be entitled to a quantity of listing strips on the directory in an amount equal to the greater of (1) ten (10) listing strips or
(2) that number of listing strips which shall bear the same ratio to the total number of listing strips on such directory as the number of square feet of Net Rentable Area in the Premises bears to the number of square feet of Net Rentable Area of the Building, taking into account any renewals, expansions, and preference rights exercised by Tenant in the Building; and

       (l)  the services provided for in Sections 7.01 and 7.02 below.

       If Tenant requires services which are not specified herein and Landlord elects to provide such services to Tenant, Tenant will pay to Landlord, as Additional Rent, upon demand, the cost of providing such services.

                                   ARTICLE 7

                                   UTILITIES

       Section 7.01. While Tenant or a permitted sublessee or assignee is paying Rent as required hereunder and has not abandoned the Premises, Landlord shall furnish Tenant with the following services:

       (a) hot and cold potable water at those points of supply provided periodically for normal lavatory use by tenants in the Building in such amounts and temperatures as may be customarily provided to tenants occupying comparable space in first-class office buildings in the suburban area of Houston, Texas; and

       (b) heating, ventilating, and/or air conditioning in season during Normal Business Hours for the Building and at such temperatures and in such amounts as may customarily be provided to tenants occupying comparable space in first-class office buildings in the suburban area of Houston, Texas (such temperature ranges to be between 68' and 74' degrees fahrenheit).

        With respect to heating, ventilating, and/or air conditioning, if Tenant requires air conditioning (heating and cooling) during any season outside the hours and days specified above, Landlord shall furnish it only at Tenant's request, and Tenant will bear the entire charge therefor.

       Section 7.02. While Tenant or a permitted sublessee or assignee is paying Rent as required hereunder and has not abandoned the Premises, Landlord will furnish sufficient power for lighting and for typewriters, voicewriters, calculating machines, word processors, micro-computers, duplicating machines and other machines of low electrical consumption, exclusive of electricity for (a) special lighting which has electrical consumption in excess of Building Standard lighting or (b) any item that consumes more than 0.5 kilowatts per square foot of Net Rentable Area of the Premises per hour at rated capacity all of which power shall be supplied by Landlord and paid for by Tenant as a part of the Additional Rent.

       If Tenant's requirements for electricity exceed those described above, Landlord, at Tenant's expense, will make reasonable efforts to supply such service through the then-existing feeders servicing the Building and will bill Tenant periodically for such additional service. Such additional consumption shall be determined, at Landlord's election, either (i) by a survey performed by a reputable consultant selected by Landlord and the reasonable cost of which is to be paid for by Tenant, or, (ii) by a separate meter in the Premises to be installed, maintained, and read by Landlord and the reasonable cost of installation of such meter shall be paid for by Tenant.

       Except for the abatement of Rent as provided herein, Landlord will not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy or any other utility service furnished to the Premises because of any requirement, act, or omission of the public utility serving the Building with electricity or any other utility service.

       All installations of electrical fixtures, appliances, and equipment within the Premises will be subject to Landlord's prior written approval, such approval not to be unreasonably withheld conditional, or delayed.

       Landlord's obligation to furnish electrical and other utility services as described in this Article 7 will be subject to the rules and regulations of the supplier of such electricity or other utility services and the rules and regulations of any municipal or other governmental authority regulating the business of providing electricity and other utility services.


       At all times Tenant's use of electrical current will never exceed the capacity of existing feeders to the Building or the risers or wiring installations; provided, however, that Landlord shall not reduce the capacity of such existing feeders, risers and wiring installations to the Building and Premises if such reduction would result in Tenant's not being able to use the Premises for the uses permitted herein.

       Section 7.03. Failure to furnish, or any stoppage of, the services provided for in Article 6 above and this Article 7 resulting from any cause beyond Landlord's reasonable control will not make Landlord liable in any respect for damages to either person, property, or business (other than the abatement of Rent as provided herein), nor be construed as an eviction of Tenant nor relieve Tenant of any of its obligations under this Lease, except as is otherwise provided herein. Landlord shall use reasonable efforts to cause any such services to be restored.

      Should stoppage of the services provided for in Article 6 above or this
Article 7 render the Premises untenantable (tenantability being presumed if Tenant is using Premises in the usual manner for its intended purpose) for more than three (3) consecutive days (or for more than five (5) days during any calendar month) and be the result of the act or omission of Landlord, or its employees, contractors or agents, then Tenant's rent shall abate during the entire period of untenantability. Should stoppage of the services provided for in Article 6 and this Article 7 render the Premises untenantable for more than five (5) consecutive days (or for more than ten (10) days during any calendar month) for any cause, Tenant's rent shall abate during the entire period of untenantability. If the period of untenantability exceeds thirty (30) consecutive days (or for more than forty-five (45) days in any sixty (60) day period) for any cause, Tenant shall have the right to terminate the Lease after the thirtieth consecutive day, or after forty-five (45) days of such untenantability have elapsed in any sixty (60) day period, by giving written notice to Landlord prior to full restoration of such services.

      Section 7.04. Landlord may require, at its option installation of a meter or meters to monitor Tenant's use of electricity or the chilled water for cooling purposes, the cost of installation of such meter or meters to be shared equally by Landlord and Tenant.

                                   ARTICLE 8

                                      USE

       Section 8.01. The Premises shall be used only for general office purposes and for no other purpose, with the only exception to the foregoing being those light manufacturing activities described in Exhibit F to this Lease and the use in connection therewith of those chemicals and in the quantities thereof specified in Exhibit G to this Lease. Tenant agrees to use and maintain the Premises in a clean, careful, safe, lawful, and proper manner consistent with the foregoing.

       If a change in the use of the Premises by Tenant from that permitted herein occurs (no implied consent of Landlord being hereby given therefor) and such change results in a materially increased environmental risk to the Premises or Building, then Landlord may (i) impose additional requirements upon Tenant relating to the lessening of such additional environmental risk to the Premises or Building or (ii) demand that Tenant cease such changed use giving rise to the additional environmental risk to the Premises or Building.

                                   ARTICLE 9


           LAWS, ORDINANCES, AND REQUIREMENTS OF PUBLIC AUTHORITIES

       Section 9.01. Tenant shall, at its sole expense, comply with all laws, orders, ordinances, and regulations of federal, state, county, and municipal authorities, including the ADA, and with any directive of any public officer or officers which shall, with respect to the use of the Premises or to any abatement of nuisance, impose any violation, order or duty upon Landlord or Tenant arising from Tenant's use of the Premises or from conditions which have been created by or at the insistence of Tenant or required by reason of a breach of any of Tenant's obligations hereunder.

       The foregoing obligations of Tenant under this Article 9 shall not apply to any laws, orders, ordinances, regulations, or directives to which Landlord is subject and which are applicable to the Building (but not the Premises), or which generally relate to Landlord's leasing of space in the Building for general office purposes. To the best of Landlord's knowledge, except as provided below in Section 9.02, there are no Hazardous Substances used, stored, generated or disposed of in the Building or the Land in violation of an applicable environmental law, however, should there prove to be Hazardous Substances within the Building or on the Land in violation of any environmental law, through no fault of Tenant, Landlord shall except as otherwise provided below, promptly, at its sole expense, take any and all necessary actions to cause the Building or Land, or both, to be in compliance with all applicable environmental laws. As used herein,

"Hazardous Substance" means any petroleum fuel, polychlorobiphenyls and any hazardous or toxic substance, material or waste that is or becomes regulated by any local government or authority, the State of Texas or the United States Government, including, but not limited to, any material or substance defined as a "hazardous waste", "extremely hazardous waste", "restricted hazardous waste", "hazardous substances", "hazardous material" or "toxic pollutant" under the Texas Statutes or under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S)9601 et. seq.
                                     -------

       If Tenant receives written notice of the violation of any law, order, ordinance, or regulation, it shall promptly notify Landlord thereof.

       Section 9.02. (a) Landlord represents and warrants to Tenant that there is no asbestos in the Building other than as set forth in that certain Environmental Report dated October 16, 1989 prepared by Loflin Environmental Services.

       (b) Landlord covenants that it has implemented, or if Landlord has not, Landlord will promptly implement, at its sole cost and expense, an Operations and Maintenance Plan ("Plan") during the duration of this Lease or until all asbestos-containing materials ("ACM") are removed from the Property, whichever comes first, to address the presence of all ACM on the Property. Such Plan shall include (1) a regular program of inspections, to be conducted no less frequently than annually, of all ACM known to be present on the Property to determine whether ACM have deteriorated or otherwise become capable of releasing asbestos fibers into the air; (2) a regular program of inspections to ensure that any improvements or other activities of tenants of the Property have not and do not disturb ACM; (3) documentation of all inspections; (4) the designation of a representative of Landlord who will be responsible for all ACM-related activities at the Property and who may be notified by Tenant in the event that Tenant's proposed activities may result in the disturbance of ACM on the Property; and (5) compliance with all applicable laws and regulations relating to ACM.

      (c) Landlord further covenants to notify Tenant promptly upon becoming aware of any condition relating to ACM on the Property that may pose a threat to the health of any of Tenant's employees, agents, or representatives.

      (d) If (i) the representation and warranty contained in (a) above proves to be incorrect and the presence of asbestos poses or may be reasonable suspected of posing a threat to the health of Tenant's employees, agents, or representatives, or (ii) if Landlord fails to perform any covenant contained in
(b) or (c) above, then Tenant may terminate this Lease upon thirty (30) days written notice to Landlord and thereupon Landlord shall reimburse Tenant for the unamortized cost of Tenant's initial construction of Leasehold Improvements in the same manner as if Landlord exercised its cancellation option pursuant to
Section 26.01.

                                  ARTICLE 10


                      OBSERVANCE OF RULES AND REGULATIONS

       Section 10.01. Tenant and its servants, employees, agents, visitors, and licensees shall observe faithfully and comply with the Rules and Regulations attached hereto as Exhibit E; provided, however, in the event of a
                               ---------
conflict between the terms of this Lease and the Rules and Regulations (whether now existing or hereafter created), then this Lease shall control.

       Landlord shall at all times have the right to make reasonable changes in and additions to such Rules and Regulations, provided any changes in existing rules or any new rules do not interfere with the lawful conduct of Tenant's business in the Premises as permitted by this Lease and further provided that such Rules and Regulations are applied uniformly to all tenants conducting similar types of activities in the Building.

       Landlord shall have no responsibility or liability to Tenant and its servants, employees, agents, visitors, and licensees with respect to any damages or injuries to persons or property arising out of noncompliance with the Rules and Regulations, or any of them, by any other tenant or person in the Building.

                                  ARTICLE 11


                                  ALTERATIONS


       Section 11.01. Tenant shall not without Landlord's prior written consent which consent shall not be unreasonably withheld, conditioned or delayed, make any alterations to the Premises. Should Tenant desire to make any such alterations, Tenant agrees to submit all plans and specifications for same to Landlord for Landlord's written approval, which approval shall not be unreasonably withheld, conditioned or delayed, before such work is begun.

       Upon Tenant's receipt of Landlord's written approval, and upon Tenant's payment to Landlord of a Review Fee (as defined in this Section 11.01), if any, as provided herein, Tenant may proceed with the construction of the approved alterations, but only so long as the alterations are constructed in substantial compliance with the approved plans and specifications and with the provisions of this Article 11.

      All alterations shall be made at Tenant's expense, at Tenant's option, either by Tenant's contractors which have been approved by Landlord, or by Landlord's contractors on terms reasonably satisfactory to Tenant, including a payment of the Review Fee, if any.

        All work in connection with such alterations shall:

        (a) be performed in such a manner as to maintain harmonious labor relations;

        (b)    not alter the exterior appearance of the Building;

        (c)    not adversely affect the structure or safety of the Building;

        (d) comply with all building, safety, fire, and other codes and governmental and insurance requirements;

        (e) not result in any usage in excess of Building Standard of water, electricity, gas, heating, ventilating, or air-conditioning (either during or after such work) unless prior written arrangements satisfactory to Landlord are made with respect thereto; and

        (f)    be completed promptly and in a good and workmanlike manner.

        Tenant shall not obligated to pay to Landlord any fee or similar charge for any alterations or additions to the Premises unless (i) such alterations or additions affect the structural, mechanical, electrical or plumbing systems of the Building and (ii) Landlord is incapable of reviewing and approving the plans and specifications because Landlord does not have on its payroll any person or persons qualified to review such plans and specifications (any such alteration not satisfying (i) and (ii) above is herein called an "Exempt Alteration"). Tenant shall pay to Landlord, upon completion of any alteration or addition, other than in connection with the initial Leasehold Improvements to the Premises to be constructed and installed pursuant to the Tenant Space Plan (as such may be amended in accordance with the Work Letter) a fee (the "Review Fee") equal to all reasonable architectural and engineering fees and expenses paid by Landlord in reviewing and approving the plans and specifications for any alteration that is not an Exempt Alteration.

        Section 11.02. All Leasehold Improvements, alterations, and physical additions made or installed by or for Tenant in or to the Premises other than Tenant's furniture, furnishings, personal property, equipment, and removable trade fixtures shall be and remain Landlord's property, and shall not be removed. Tenant agrees to remove, at Tenant's expense, all of its furniture, furnishings, personal property, equipment, and removable trade fixtures by the Expiration Date or the date of any earlier termination hereof, and shall promptly repair all damage done to the Premises or the Building by such removal, normal wear and tear excepted (or Tenant shall promptly reimburse Landlord for the reasonable cost of repairing all damage done to the Premises or the Building by such removal, normal wear and tear excepted). Notwithstanding the foregoing, Tenant shall be entitled to remove the freight elevator at the expiration or earlier termination of this Lease provided Tenant promptly repairs all damage done to the Premises or the Building by such removal, normal wear and tear excepted (or provided that Tenant promptly reimburses Landlord for the reasonable cost of repairing an damage done to the Premises or the Building by such removal, normal wear and tear excepted). If Tenant elects not to remove the freight elevator, Tenant shall so notify Landlord in writing and Landlord may request in writing that Tenant remove the freight elevator and thereupon Tenant shall remove the freight elevator at Tenant's sole cost and expense and Tenant shall promptly repair all damage done to the Premises or the Building by such removal, normal wear and tear excepted (or Tenant shall promptly reimburse Landlord for the reasonable cost of repairing all damage done to the Premises or the Building by such removal, normal wear and tear excepted).

                                  ARTICLE 12


                                     LIENS

      Section 12.01. Tenant shall keep the Premises free from any liens arising from any work performed, materials furnished or obligations incurred by or at the request of the Tenant. All persons either contracting with Tenant or furnishing or rendering labor and materials to Tenant shall be notified in writing by Tenant that they must look only to Tenant for payment for any labor and materials. Nothing contained in this Lease shall be construed as Landlord's consent to any contractor, subcontractor, laborer, or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration, or repair of, or to, the Premises, nor as giving Tenant any right to contract for, or permit the performance of, any services or the furnishing of any materials that would result in any liens against the Premises.

      If any lien is filed against the Premises or Tenant's leasehold interest therein, Tenant shall discharge same within ten (10) days after Tenant learns that the lien has been filed. If Tenant fails to discharge any lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may, at its election, discharge the lien by either paying the amount claimed to be due or obtaining the discharge by deposit with a court or a title company or by bonding. Tenant shall pay on demand any amount paid by Landlord for the discharge or satisfaction of any lien, and all reasonable attorneys' fees and other legal expenses of Landlord incurred in defending any such action or in obtaining the discharge of such lein, together with all necessary disbursements in connection therewith.

      Notwithstanding the foregoing, Tenant may contest the amount or validity of any such lien, provided that Tenant first posts with Landlord an indemnity bond issued by a corporate surety reasonably satisfactory to Landlord in an amount required by law. This bond shall name Landlord and such other parties as Landlord may direct as assignees thereunder.


                                  ARTICLE 13


                               ORDINARY REPAIRS

       Section 13.01. Tenant shall, at all times during the Term hereof and at Tenant's sole cost and expense, keep the Premises and every part thereof (but excluding exterior glass or any structural elements, which Landlord shall be obligated to repair) in good condition and repair.

       Tenant shall, at the end of the Term hereof, surrender to Landlord the Premises and all alterations, additions, and improvements thereto in the same condition as when received, ordinary wear and tear and damage by fire or other casualty not required hereunder to be repaired by Tenant excepted.

       If Tenant fails to make such repairs promptly, Landlord may, at its option, make the repairs, and Tenant shall pay Landlord on demand Landlord's actual costs in making such repairs, plus the Review Fee, if any, as provided in
Section 11.01.

       Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate, or paint the Premises, or any part thereof, except as specifically herein set forth. No representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as specifically herein set forth.

                                  ARTICLE 14


                                   INSURANCE

       Section 14.01. Tenant shall, during the Term and at its sole expense, obtain and keep in force, with Tenant, Landlord, and the mortgagees of Landlord named as insured therein (except with respect to the Workers' Compensation coverage) as their respective interests may appear, the following insurance:

       (a) Fire insurance, including extended coverage, vandalism, and malicious mischief, upon property of every description and kind owned by Tenant and located in the Building or for which Tenant is legally liable or installed by, or on behalf of, Tenant including, without limitation, furniture, fittings, installations, fixtures, and any other personal property, Non-Building

               Standard Leasehold Improvements and alterations, in an amount not less than ninety percent (90%) of the full replacement cost thereof;

        (b) Comprehensive General Liability Insurance Coverage, to include personal injury, bodily injury, broad form property damage, operations hazard, owner's protective coverage, contractual liability, and products and completed operations liability, in limits not less than $1,000,000, inclusive.

        (c) Workers' Compensation and Employer's Liability insurance, in such form and amounts as are required by applicable law.

        (d) Any other form or forms of insurance as Tenant or Landlord or the mortgagees of Landlord may reasonably require from time to time in form, in amounts, and for insurance risks against which a prudent tenant of a comparable size and in a comparable business would protect itself; provided, however, that as long as Landlord is Chevron U.S.A. Inc. or a related entity, the provisions of this Section 14.01(d) shall not apply.

All policies shall be taken out with insurers that are licensed in Texas and have a Best's Rating of B+ or better in form reasonably satisfactory from time to time to Landlord. Tenant agrees that certificates of insurance reasonably acceptable to Landlord will be delivered to Landlord or the mortgagees of Landlord as soon as practicable after the placing of the required insurance, but not later than ten (10) days after Tenant takes possession of all or any part of the Premises. All policies shall contain an undertaking by the insurers to notify Landlord and the mortgagees of Landlord in writing not less than fifteen
(15) days before any material change, reduction in coverage, cancellation, or other termination thereof. The insurance policies (if more than one) required in
(b) above shall name Landlord as an additional insured.


       Section 14.02. During the Term, Landlord shall insure the Building and the Building Standard Leasehold Improvements (excluding any property which Tenant is obligated to insure under Section 14.01 thereof) against damage by fire and standard extended coverage perils (including vandalism and malicious mischief coverage) in amounts equal to one hundred percent (100%) of the insurable value thereof (actual replacement value without deduction for physical depreciation) and comprehensive general public liability and broad form property damage insurance in such amounts as shall be appropriate for a first-class office building project in the suburban area of Houston, Texas, but in no event with limits less than a combined single limit of $1,000,000, with overlying umbrella coverage (or a combination of primary and umbrella coverage) to a limit of $5,000,000. Landlord shall also maintain employee's liability insurance with a minimum limit of $1,000,000 for bodily injury; provided, however, that Landlord shall have the right at its election, to maintain all such insurance under a program of self-assumption of risk in lieu of purchasing an insurance policy or policies pursuant to Chevron's Self-Adjusted Claims Program if it is Landlord's normal policy to self-assume against such perils for its property. Landlord may, but shall not be obligated to, take out and carry any other form or forms of insurance as it or Landlord's mortgagees may reasonably determine advisable. Notwithstanding any contribution by Tenant to the cost of insurance premiums, as provided herein, Tenant acknowledges that such contribution in and of itself, shall not confer upon Tenant the right to receive any proceeds from any such insurance policies carried by Landlord for which such contribution by Tenant has been made, unless said insurance covers any of Tenant's property required to be insured by Tenant hereunder. Landlord will not have to carry insurance of any kind on any Non-Building Standard Leasehold Improvements, on Tenant's furniture or furnishings, or on any of Tenant's fixtures, equipment, improvements, or appurtenances under this Lease; and Landlord shall not be obligated to repair any damage thereto or replace the same.

      Section 14.03. Landlord represents and warrants to Tenant that Tenant's use of the Premises in accordance with Section 8.01 hereof will not violate any insurance policy carried by Landlord. With respect to those materials or substances set forth in Exhibit G, which are used by Tenant in connection with Tenant's use of the Premises as permitted herein, Tenant shall at all times comply with all applicable law regarding the storage and handling of such materials or substances. Tenant shall not bring or keep or permit to be brought to the Premises or kept therein, anything (or any quantity of such item) not set forth on Exhibit G attached hereto that is prohibited by any insurance policy carried by Landlord or Tenant periodically in force covering the Building, the Leasehold Improvements, or the Premises. If Tenant's use of the Premises does not comply with Section 8.01 hereof, and if such non-permitted use is prohibited by any insurance policy carried by Landlord and such violation could lead to a cancellation or reduction in the coverage afforded by such policy, Tenant shall cease such non-permitted use giving rise to any such cancellation or reduction, or threatened cancellation or reduction of coverage, immediately after notice thereof and the failure of Tenant to do so shall constitute an event of default hereunder, and Landlord may do any one or more of the following without any notice or demand:

      (a) Exercise any one or more of the remedies provided in Section 23.02 hereof;

      (b) Enter upon the Premises and attempt to remedy such condition, in which event Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located on the Premises resulting from such entry and Tenant shall promptly pay to Landlord as Additional Rent the cost to Landlord of remedying or attempting to remedy such condition.

In the case of an increase or threatened increase in insurance premiums in connection with any use by Tenant of the Premises not permitted herein (no implied consent of

Landlord hereby given to any such use), Tenant shall pay any actual increase in premiums as Additional Rent within ten (10) days after being billed therefor by Landlord. In determining whether increased premiums are a result of Tenant's use of the Premises, a schedule issued by the organization computing the insurance rate on the Building or the Leasehold Improvements showing the various components of such rate shall be conclusive evidence of the several items and charges which make up such rate. Provided Tenant's use of the Premises as herein permitted is not materially impaired, Tenant shall promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Premises.

       Section 14.04. All policies of fire, extended coverage or similar casualty insurance, which either party obtains for the Premises or the Building, as applicable, shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action, or cause of action, against the other and such party's agents, servants, partners, shareholders, officers, or employees for injury or loss or damage that may occur to the Premises, the Building or the Land, or any improvements thereto or thereon, or any property of such party therein or thereon, by reason of fire, the elements, or any other cause which is or is required to be insured against (whether by assumption of the risk as permitted herein or policies of insurance obtained by insurance carriers) under the terms of the fire and extended coverage insurance policies referred to in this Article 14, regardless of the amount of proceeds payable under the insurance policies (or whether such loss was assumed as permitted herein by Landlord) and regardless of cause or origin, including the negligence or other acts or omissions of the other party hereto, its agents, officers, partners, shareholders, servants, or employees.

                                  ARTICLE 15


                         DAMAGE BY FIRE OR OTHER CAUSE

      Section 15.01. Subject to Sections 15.02, 15.03, and 15.04 hereof, if the Premises or the Building Standard Leasehold Improvements are damaged by fire or other casualty against which Landlord is required to maintain a policy of insurance under Section 14.02 or elects to assume the risk therefor as permitted therein, Landlord shall, to the extent of the original Building Standard Leasehold Improvements, diligently attempt to have the damage repaired with reasonable speed at the expense of Landlord, subject to delays that may arise by reason of adjustment of loss under insurance policies and for other delays beyond Landlord's reasonable control.

       Section 15.02. Notwithstanding anything to the contrary in this Lease, if the Premises are damaged or destroyed by any cause whatsoever, and if, in Landlord's reasonable opinion, (a) the Premises cannot be rebuilt or made fit for Tenant's purposes within ninety (90) days of the damage or destruction (or the Premises are not actually rebuilt or made fit again for Tenant's purposes within one hundred twenty (120) days after the date of such damage or destruction), or (b) the proceeds from insurance remaining after payment of any such proceeds to Landlord's mortgagee are insufficient to repair or restore the damage or destruction, then Landlord or Tenant may, at its option, terminate this Lease by giving the other party notice of termination within sixty (60) days after such damage or destruction, and thereupon, Rent and any other payments for which Tenant is liable under this Lease shall be apportioned and paid to the date of such damage, and Tenant shall as soon as reasonably possible, but in no event longer than within sixty (60) days vacate the Premises to Landlord, provided, however, that those provisions of this Lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof.

       Section 15.03. If the Building is damaged or destroyed by any cause whatsoever (a) not required to be covered by insurance (or the risk therefor is elected by Landlord to be assumed as permitted herein against) hereunder and the cost to repair such damage or destruction according to Landlord's reasonable estimate will exceed $1,000,000, or (b) the cost of which to repair according to Landlord's reasonable estimate exceeds $1,000,000 and which damage or destruction is covered by insurance required hereunder but the proceeds are not available for the repair of restoration of the Building through no fault of Landlord or (c) and in Landlord's reasonable estimate after conferring with Landlord's general contractor and insurance advisor, the damage or destruction to the Building cannot or will not be repaired or restored by Landlord using reasonable diligence within one hundred eighty (180) days after such damage or destruction (or the Building is not actually rebuilt or made fit again within two hundred ten (210) days after the date of such damage or destruction), then in the event of either (a), (b), or (c) above, Landlord may, and in the event of
(c) above, Tenant may, at its option, terminate this Lease by giving the other party written notice of termination within sixty (60) days after such damage, and thereafter Tenant shall vacate the Premises sixty (60) days after delivery of notice of termination, and thereupon, Rent and any other payments shall be apportioned and paid to the date on which possession is relinquished, if Tenant continues to occupy the Premises for said sixty (60) day period.

      Section 15.04. If the Building, the Premises, or Building Standard Leasehold Improvements are substantially damaged by fire or other cause at any time during the last ten (10) months of the then current Term and Tenant has not elected to exercise a renewal option, or if such damage occurs at any time during the last two (2) years of the last renewal Term, then Landlord or Tenant may terminate this Lease upon written notice to the other party given within sixty (60) days of the date of such damage, and upon such termination Tenant shall vacate the Premises sixty (60) days after delivery of notice of termination, and thereupon Rent and any other payments shall be apportioned and paid to the date on which possession is relinquished, if Tenant continues to occupy the Premises for said sixty (60) day period, and Tenant shall immediately vacate the Premises according to such notice of termination.

       Section 15.05. Except for Tenant's right to abate rent as provided in Sections 7.03 and 23.05 of this Lease, no damages, compensation, or claim shall be payable by Landlord for inconvenience, loss of business, loss of profits, or annoyance arising from any repair or restoration of any portion of the Premises, the Building Standard Leasehold Improvements, or the Building. Landlord shall use reasonable efforts to have such repairs made promptly so as not unnecessarily to interfere with Tenant's occupancy.

       Section 15.06. The provisions of this Article shall be considered an express agreement governing any case of damage or destruction of the Building, the Building Standard Leasehold Improvements, the Non-Building Standard Leasehold Improvements, or the Premises by fire or other casualty.

       Section 15.07. Tenant shall promptly notify Landlord if the Premises or the Building Standard Leasehold Improvements are damaged by any cause whatsoever. If the Building, Premises, or Building Standard Leasehold Improvements shall be damaged by fire or other casualty so as to render any portion of the Premises untenantable (i) through no neglect of Tenant, its agents, employees or invitees or (ii) through the neglect of Tenant, its agents, employees or invitees at a time when Landlord is carrying rent loss insurance, then the Base Rent and Additional Operating Expenses hereunder shall abate as to that portion of the Premises rendered untenantable by such damage from the date of such casualty until such time as Landlord reasonably determines that such damaged portion of the Premises has been made tenantable.

                                  ARTICLE 16


                                 CONDEMNATION

       Section 16.01. If a material part of the Premises or the Building shall be taken or condemned for any public purpose, whether such taking or condemnation shall be temporary or permanent, Landlord or Tenant, may terminate this Lease. If all of the Premises shall be taken or condemned for any public purpose, this Lease shall automatically terminate. All proceeds from any taking or condemnation shall belong to and be paid to Landlord; provided, however, that any awards specifically identified and made payable to Tenant (i) for the taking of personal property and fixtures belonging to and removable by Tenant hereunder or (ii) for the interruption of, damage to, or relocation of Tenant's business or (iii) the unamortized value of any improvements, alterations or additions paid for by Tenant, shall be payable to Tenant. Additionally, nothing contained herein shall preclude Tenant from pursuing any claim in its own behalf in connection with any such taking or condemnation.

                                  ARTICLE 17


                           ASSIGNMENT AND SUBLETTING

      Section 17.01. Except as provided in Section 17.02, if Tenant should desire to assign this Lease or sublet the Premises (or any part thereof), Tenant shall give Landlord written notice at least thirty (30) days in advance of the date on which Tenant desires to make such assignment or sublease. Landlord shall then have a period of thirty (30) days following receipt of such notice within which to notify Tenant in writing that Landlord elects either:

      (a) to permit Tenant to assign or sublet such space, provided that if the rental rate (prorated to reflect the Base Rate allocable to that portion of the Premises subject to such assignment or sublease agreed upon between Tenant and its proposed assignee or subtenant is greater than the Base Rate that Tenant must pay Landlord hereunder, then such excess shall constitute "Excess Rent" for purposes hereof and fifty percent (50%) of such Excess Rent shall be payable by Tenant to Landlord as provided herein; provided, however, that prior to being required to pay such portion of Excess Rent to Landlord, Tenant shall deduct from the Excess Rent first becoming due and payable under such assignment or sublease and shall be entitled to retain its Reimbursable Expenses. For purposes hereof, "Reimbursable Expenses" shall mean and refer to Tenant's reasonable out-of-pocket expenses associated with such assignment or sublease including reasonable brokerage commissions and attorney's fees and other costs relating to permitted alterations or improvements to the Premises to accommodate such assignment or subletting. Upon request at any time, and from time to time, Tenant shall be obligated to provide Landlord an accounting of such Reimbursable Expenses incurred by Tenant and copies of invoices relating thereto. Such Excess Rent minus the Reimbursable Expense shall be considered Additional Rent owed by Tenant to Landlord, and shall be paid by Tenant to Landlord in the same manner that Tenant pays Base Rent; or

      (b) to refuse to consent to Tenant's assignment or subleasing of such space and to continue this Lease in full force and effect as to the entire Premises; provided, however, that Landlord will not unreasonably withhold, delay or condition its approval or consent of any assignment or subletting.

If Landlord shall fail to notify Tenant in writing of such election within such thirty (30) day period, Landlord shall be deemed to have elected option (b) above. No assignment or subletting by Tenant, even if done by Tenant without Landlord's consent pursuant to Section 17.02, shall relieve Tenant of Tenant's obligations under this Lease. Any attempted assignment or sublease by Tenant in violation of the terms and provisions of this Article 17 shall be void.

       Section 17.02. Landlord may sell, transfer, assign, or convey, all or any part of the Building and any and all of its rights under this Lease, and in the event Landlord assigns its rights under this Lease, Landlord shall be released from any obligations hereunder attributable to periods of time after such assignment, and Tenant agrees to look solely to Landlord's successor in interest for performance of such obligations.

                                  ARTICLE 18


                                INDEMNIFICATION


      Section 18.01. Subject to the terms of Sections 4.01 and 14.04 of this Lease, Tenant waives all claims against Landlord and its agents, employees, and representatives (herein collectively referred to as "Landlord") arising out of damage to any property or injury to, or death of, any person in, upon or about the Premises demised hereby to Tenant arising at any time and from any cause (other than the sole negligence [but including the contributory negligence], gross negligence and willful misconduct of Landlord, its agents, employees, representatives or contractors), including, without limitation, the negligence of other tenants of the Building, or their agents, employees, representatives, or contractors, and Tenant shall hold Landlord harmless from all liabilities, claims, losses, damages and expenses, including environmental remediation or clean-up charges, arising from any damage, injury or death resulting from any breach or default on the part of Tenant in the performance of any covenant or agreement of Tenant to be performed under this Lease, or from any act or neglect of Tenant, its employees, agents or contractors, and shall defend Landlord against any claim or suit arising therefrom. Landlord waives all claims against Tenant arising out of damage to any property or injury to, or death of, any person in, upon or about that portion of the Building other than the Premises, arising at any time and from any cause (other than the negligence, gross negligence or willful misconduct of Tenant, its agents, employees, representatives, contractors), and Landlord shall hold Tenant harmless from all liabilities, claims, losses, damages and expenses, including environmental remediation or clean-up charges in respect of any damage, injury or death resulting from any breach or default on the part of Landlord in the performance of any covenant or agreement of Landlord to be performed in this Lease, or from any act or neglect of Landlord, its employees, agents or contractors, and shall defend Tenant against any claim or suit arising therefrom. Each party's foregoing indemnity obligation shall include reasonable attorneys' fees, investigation costs, and all other reasonable costs and expenses incurred by the indemnified party from the first notice that any claim or demand has been made or may be made, and shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable under applicable workers' compensation acts, disability benefit acts, or other employee benefit acts. The provisions of this Article 18 shall survive the termination of this Lease with respect to any damage, injury or death occurring before such termination.


                                  ARTICLE 19


                           SURRENDER OF THE PREMISES


       Section 19.01. Upon the expiration or other termination of this Lease for any cause whatsoever, Tenant shall peacefully vacate the Premises in as good order and condition as the same were at the beginning of the Term or as may thereafter have been improved by Landlord or Tenant reasonable use and wear thereof and damage from fire or casualty insured or required to be insured by Landlord hereunder and damage by any other casualty not required to be repaired by Tenant hereunder excepted. Should Tenant continue to hold the Premises after the termination of this Lease, whether the termination occurs by lapse of time or otherwise, such holding over shall, unless otherwise agreed to by Landlord in writing, constitute and be construed as a tenancy at will at a daily Base Rent equal to one-thirtieth (1/30th) of an amount equal to one and one-half (1-1/2) times the monthly Base Rent hereunder, plus all Additional Rent that would have been due hereunder for the period involved if such period had been included in the Term, and subject to all of the other terms set forth herein except any right to renew this Lease. Tenant shall be liable to Landlord for all damage that Landlord suffers because of any wrongful holding over by Tenant for a period of more than seven (7) days after the expiration of the Term of this Lease, and Tenant shall indemnify Landlord against (i) all claims made by any other tenant or prospective tenant against Landlord resulting from delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant and (ii) all other losses, costs, and expenses, including (without limitation) attorneys' fees, incurred by reason of such holding over.

                                  ARTICLE 20


                             ESTOPPEL CERTIFICATES

      Section 20.01. Tenant agrees to furnish periodically, when requested by Landlord or the holder of any deed of trust or mortgage covering the Building, the Land, or any interest of Landlord therein, within ten (10) business days of Tenant's receipt of such written request, a certificate signed by Tenant certifying (i) that this Lease is in full force and effect and unmodified (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications, if any); (ii) that the Term of this Lease has commenced and the full Rent is then accruing hereunder; (in) that Tenant has accepted possession of the Premises and that except as stated in the certificate, to Tenant's knowledge, any improvements required by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant; (iv) that except as stated in the certificate, no Rent under this Lease has been paid more than thirty (30) days in advance of its due date; (v) that the address for notices to be sent to Tenant is as set forth in this Lease (or has been changed by notice duly given and is as set forth in the certificate); (vi) that except as stated in the certificate, Tenant, to Tenant's knowledge as of the date of such certificate, has no charge, lien, or claim of offset under this Lease or otherwise against Rent or other charges due or to become due hereunder; (vii) that except as stated in the certificate, to the knowledge of Tenant, Landlord is not then in default under this Lease; and (viii) such other matters as may reasonably be requested by Landlord or the holder of any such deed of trust or mortgage. Landlord shall deliver within twenty (20) days of Landlord's receipt of such written request, in reasonable form, an estoppel certificate to Tenant and any party designated by Tenant certifying (if such be the case) that this Lease is in full force and effect, the date of Tenant's most recent payment of Rent, and to Landlord's knowledge, that Tenant is not in default under this Lease, or stating in reasonable detail, the nature of such then continuing default and any other information reasonably requested. Any certificate delivered hereunder may be relied upon by any prospective purchaser, mortgagee or any beneficiary under any deed of trust on the Building or the Land or any part thereof or to any other party to which the certificate is addressed.

                                  ARTICLE 21


                                 SUBORDINATION


       Section 21.01. This Lease is subject and subordinate to any deeds of trust, mortgages, or, other security instruments which presently or may in the future cover the Building and the Land, or any interest of Landlord therein, and to any advances made on the security thereof, and to any increases, renewals, modifications, consolidations, replacements, and extensions of any of such deeds of trust, mortgages, or security instruments. Provided, however, that any such contractual subordination by Tenant shall not become effective until such deed of trust holder or mortgagee shall enter into a non-disturbance and attornment agreement with Tenant (or Tenant's successors or assigns) agreeing that notwithstanding such subordination, so long as no event of default is occurring under this Lease, neither this Lease nor any of the rights of Tenant hereunder shall be disturbed, terminated or subject to termination by any trustee's sale, any action to enforce the security therefor or by any proceeding or action in foreclosure. Contemporaneously with the execution of this Lease, Landlord shall provide Tenant with a non-disturbance agreement providing the terms set forth in the preceding sentence and in a form reasonably acceptable to Tenant, executed by (i) any ground lessor or ground lessee holding an interest in the Premises, the Building, or the Land, or any part thereof superior to Landlord or Tenant and
(ii) Landlord's lender and any other holder of a mortgage or deed of trust presently encumbering the Premises, the Building or the Land or any part thereof, provided that if no such non-disturbance agreements are provided to Tenant the non-delivery of such instruments to Tenant shall constitute a representation and warranty by Landlord to Tenant that no such lease, mortgage or other encumbrance exists. Any subordination effected in accordance with this
Section 21.01 is declared by Landlord and Tenant to be self-operative and no further instruments shall be required to effect such subordination of this Lease. Tenant shall, however, upon demand execute, acknowledge and deliver to Landlord any further instruments and certificates evidencing such subordination as Landlord may reasonably require, provided Tenant is supplied the non-disturbance and attornment agreement as required herein. This Lease is further subject and subordinate to all applicable ordinances of the City of Houston or relevant governmental authority; provided, however, if any such present or future ordinance would serve to materially impair Tenant's use of the Premises as permitted herein, then Tenant shall be entitled to terminate this Lease upon sixty (60) days written notice to Landlord.

      Section 21.02. At any time, before or after the institution of any proceedings for the foreclosure of any such deeds of trust, mortgages, or other security instruments, or the sale of the Building under any such deeds of trust, mortgages, or other security instruments, provided Tenant has been supplied the non-disturbance and attornment agreement referred to in Section 21.01, then Tenant shall attorn to such Purchaser upon any sale or the grantee under any deed in lieu of such foreclosure and recognize such purchaser or grantee as Landlord under this Lease. The agreement of Tenant to attorn contained in the preceding sentence shall survive any such foreclosure sale, trustee's sale, or conveyance in lieu thereof.

                                  ARTICLE 22


                                    PARKING

      Section 22.01. Landlord shall permit Tenant to use the parking facilities ("Parking Facilities") in common with other tenants in the Building during the Term to the extent, if any, so provided in Exhibit D hereto.
                                                      ---------

                                  ARTICLE 23


                             DEFAULT AND REMEDIES


      Section 23.01. The occurrence of any one or more of the following events shall constitute an "event of default" by Tenant under this Lease:

      (a) if Tenant shall fail to pay any Rent or other sums payable by Tenant hereunder as and when such Rent or other sums become due and payable and such failure continues for ten (10) days after written notice thereof from Landlord;

      (b) if Tenant shall fail to perform or observe any other term hereof (other than the provisions of Section 14.03) or any of the Rules and Regulations and such failure shall continue for more than fifteen (15) days after notice thereof from Landlord or for such longer period as reasonably necessary so long as Tenant shall continuously and diligently pursue the remedy of such default at all times until such default is cured, but in no event more than ninety (90) days after Tenant is provided notice of such failure.

      (c) if any petition is filed by or against Tenant under any section or chapter of the present or any future federal Bankruptcy Code or under any similar law or statute of the United States or any state thereof (and with respect to any petition filed against Tenant, such petition is not dismissed within ninety (90) days after the filing thereof, or Tenant shall be adjudged bankrupt or insolvent in proceedings filed under any section or chapter of the present or any future federal Bankruptcy Code or under any similar law or statute of the United States or any state thereof;

      (d)    if Tenant becomes insolvent;

      (e) if a receiver, custodian, or trustee is appointed for Tenant or for any of the assets of Tenant which appointment is not vacated within ninety
(90) days of the date of such appointment; or

      (f)    any events that constitute an event of default under the terms of
Section 14.03 hereof.

      Section 23.02. If an event of default occurs and at any time thereafter while Tenant remains in default, Landlord may do any one or more of the following without notice or demand, provided however, that Landlord shall comply with the applicable provisions of the Texas Property Code, as amended from time to time:

      (a) Terminate this Lease, and consider Tenant's event of default as an anticipatory repudiation of this Lease and Tenant immediately shall become liable for damages equal to the total of:

             (1)    the costs of recovering the Premises;

             (2) the unpaid Rent earned as of the date of termination, plus interest thereon at a rate per annum from the due date equal to the lesser of (a) the prime rate plus two percent (2%) or
                    (b) the maximum rate of interest allowed by state or federal law;

             (3) the amount of the excess of (i) the total Rent and other benefits which Landlord would have received under the Lease for the remainder of the then current Term without regard to any renewals thereof, at the rates then in effect, over (ii) the fair market rental value of the balance of the then current Term as of the time of such termination, each item discounted at the rate of eight percent (8%) per annum to the then present value; and

             (4) all other sums of money and damages owing hereunder by Tenant to Landlord;

      (b) Enter upon and take possession of the Premises as Tenant's agent without terminating this Lease and without being liable to prosecution or any claim for damages therefor, and Landlord may relet the Premises as Tenant's agent and receive the Rent therefor. Landlord shall use reasonable efforts to relet the Premises; provided, however, that Landlord's failure to relet the Premises shall not release or affect Tenant's liability for Rent or damages and provided further that Landlord shall have the right to give preference to leasing other premises in the Building over the reletting of the Premises. Any rental received by Landlord from reletting the Premises as Tenant's agent shall be applied first against the reasonable cost of renovating, repairing and altering the Premises for such new tenant, and then against any sums due under this Lease. Tenant shall pay to Landlord on demand any deficiency between the sums due hereunder and that portion of any rental received from reletting applied against such sums.

      (c) Do whatever Tenant is obligated to do under this Lease and enter the Premises without being liable to prosecution or any claim for damages therefor, to accomplish this purpose. Tenant shall reimburse Landlord within ten
(10) days for any expenses which Landlord incurs in thus effecting compliance with this Lease on Tenant's behalf, and Landlord shall not be liable for any damages suffered by Tenant from such action.

      Section 23.03. No act or thing, done by Landlord or its agents during the Term shall constitute an acceptance of an attempted surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless made in writing and signed by Landlord. No reentry or taking possession of the Premises by Landlord shall constitute an election by Landlord to terminate this Lease, unless a written notice of such intention is given to Tenant. Notwithstanding any such reletting, reentry or taking possession, Landlord may at any time thereafter terminate this Lease for a previous default. Landlord's acceptance of Rent following an event of default hereunder shall not be construed as a waiver of such event of default. No waiver by Landlord of any breach of this Lease shall constitute a waiver of any other violation or breach of any of the terms hereof. Forbearance by Landlord to enforce one or more of the remedies herein provided upon a breach hereof shall not constitute a waiver of any other breach of the Lease.

      Section 23.04. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing and signed by Landlord. Nor shall any custom or practice which may grow tip between the parties in the administration of the terms of this Lease be construed to waive or lessen Landlord's right to insist upon strict performance of the terms of this Lease. The rights granted to Landlord in this Lease shall be cumulative of every other right or remedy which Landlord may otherwise have at law or in equity or by statute and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

      Section 23.05. Notwithstanding any provision hereunder the contrary, if Landlord is required to make a repair or perform an obligation hereunder, Tenant shall provide written notice to Landlord specifying in reasonable detail the nature of the repair or obligation. Thereafter, if Landlord fails to (i) commence such repair or performance of such obligation within ten (10) days after such notice (or of such repair or performance of such obligation cannot with reasonable diligence be commenced within ten (10) days, such longer period as is reasonably necessary to commence such repair or perform such obligation, but in no event more than thirty (30) days after such notice, and (ii) thereafter prosecute such repair or perform such obligation with due diligence until such repair is completed or such obligation is performed, then Tenant shall provide a further written notice to Landlord giving notice of Tenant's intention to make such repairs or perform such obligations. Thereafter, if Landlord fails to (i) commence such repair or perform such obligation within five (5) days and (ii) thereafter prosecute such repair or perform such obligation with due diligence until such repair or obligation is completed or performed, then Tenant shall have the right to make such repair or perform such obligation and deduct the reasonable expenses expended by Tenant in performing such repair or obligation from the next installments of Base Rent due to Landlord hereunder.

The provisions to this Section 23.05 are not intended to limit any specific rights given to Tenant pursuant to any other provision of this Lease.

                                  ARTICLE 24


                      ATTORNEYS' FEES AND LEGAL EXPENSES

      Section 24.01. In any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover from the other party attorneys' fees, investigation costs, and other legal expenses and court costs incurred by such party in such action or proceeding as the court may find to be reasonable.

                                  ARTICLE 25


                                    NOTICES

      Section 25.01. Any notice or document required to be delivered hereunder shall be registered or certified mail, return receipt requested, or by personal delivery with a receipt therefor, or by telecopy (with a confirmatory letter to follow mailed in the manner set forth above) addressed to the parties hereto at the respective addresses specified below:

      If to Landlord -


             Chevron U.S.A. Inc.
             P. 0. Box 4619
             Houston, Texas 77210
             Attention: Leasing Manager
             Telecopy No. _____________

      If to Tenant -


             Prior to the Commencement Date:

             Texas Micro-Systems, Inc.
             10618 Rockley Road
             Houston, Texas 77099
             Attn: W. Wayne Patterson, President
             Telecopy No. (713) 983-8149

             From and After the Commencement Date:


             Texas Micro-Systems, Inc.
             5959 Corporate Drive, #____
             Houston, Texas 77036
             Attn: W. Wayne Patterson, President
             Telecopy No. _____________

Notice sent in accordance with the above shall be deemed sufficiently served and received upon the earlier of delivery (whether by telecopy or messenger) or two
(2) days after deposit of same in the United States Mail. Either party may change its address for purposes of notice under this Article 25 to any address within the continental United States of America upon thirty (30) days' advance written notice to the other party hereto.

                                  ARTICLE 26


                  TENANT'S RENEWAL OPTIONS/EXPANSION OPTIONS


      Section 26.01.       Tenant's Renewal Options.
                           ------------------------

             (a)   The Options. Unless Landlord elects to cancel the Lease in
                   -----------
exercise of its cancellation right set forth below, and subject to the further provisions of this Section and provided that no event of default by Tenant under this Lease for which Landlord has provided Tenant notice of in writing has occurred and is continuing under this Lease at the time of exercise of any renewal option or at commencement of any renewal Term, Tenant shall have and is hereby given the option to renew and extend this Lease for up to an additional five (5) year period (Tenant has a one time opportunity to choose a renewal Term of one (1), two (2), three (3), four (4), or five (5) year term) upon the terms, covenants, conditions, and provisions herein contained that are in effect as of the time of the renewal and extension, excepting Rent, to follow consecutively upon the expiration of the original Term of this Lease. However, Tenant's one-time opportunity to choose a first renewal Term described herein shall be subject to and conditional upon the right of Landlord to cancel any renewal of the original Lease Term. Such cancellation must be exercised by Landlord providing Tenant with written notice of such exercise at least eighteen (18) months prior to the expiration of the original Lease Term. If Landlord exercises the foregoing cancellation right, Landlord shall reimburse Tenant, upon the expiration of the original Lease Term, for all unamortized costs for remodeling or other Tenant work in connection with the construction of the initial Leasehold Improvements, excluding the cost of Tenant's demolition work, based on a ten (10) year amortization schedule (commencing as of the Rental Commencement
Date) using a 10% interest factor. Tenant shall provide Landlord with a written statement of such costs of remodeling or other Tenant work, as well as invoices and other receipts relating thereto, if available, as soon as such information is available. The amortization computation described above will be analogous to the amortization calculation depicted on Exhibit H (it being agreed, however, that the calculation depicted on Exhibit H is intended solely to set forth the procedure for the amortization and does not purport to accurately reflect or estimate the cost of the Tenant work [excluding the cost of Tenant's demolition work] to be reimbursable by Landlord as provided hereunder).

             (b)    Method of Exercise. The option contained in Section 26.01(a)
                    ------------------
may be exercised by Tenant's giving Landlord notice of its irrevocable exercise of the same, and choice of length of renewal Term as provided above, not less than ten (10) months prior to the expiration date of the original Term hereof.

             (c)    Premises Affected by Renewal. Tenant may renew this Lease
                    ----------------------------
and extend the Term hereof as to all (but not less than all) of the Premises and the parking spaces that are, on the date of the exercise of the option, subject to this Lease.

             (d)    Terms of the Renewal. The first renewal and extension of
                    --------------------
this Lease shall be on and under the same covenants, agreements, terms, provisions, and conditions as are contained herein for the original Term, except
(1) that the Base Rent for purposes of calculating annual Base Rent per square foot of (i) Net Rentable Area of Existing Space and (ii) Net Rentable Area of Improvement Space in the Premises and (iii) Net Rentable Area of Basement Space shall be Market Rental Rate (as defined in Section 26.05) for first-class office buildings in the suburban area of Houston, whether such be higher or lower, provided that such Market Rental Rate may not exceed the original Term Base Rent for (i), (ii), and (iii) above by more than one dollar ($1.00) per square foot. Any second or third five (5) year renewal Term shall be subject to the foregoing, except that the one dollar ($1.00) per square foot cap or limitation shall not apply.

             (e) If Tenant exercises its one time option for a first renewal Term, then Tenant shall have an option for a second renewal Term of five years, and if such foregoing option for a second renewal Term is exercised, then Tenant shall have an option for a third five year renewal Term. The method of exercise, premises affected, and terms of renewal for any such second or third five year renewals shall be as provided in (b) (except that the notice shall be given by Tenant not less than ten (10) months prior to the expiration date of the applicable renewal Term), (c), and (d) herein. Any right or option granted to Tenant hereunder is conditional upon an event of default by Tenant under this Lease for which Landlord has provided Tenant notice of in writing not having occurred and being continuing at the time of commencement of any renewal Term.

             (f)    Further Assurances. If Tenant exercises its option to extend
                    ------------------
this Lease in accordance with all the provisions hereof, Landlord and Tenant, upon request of either, will sign and acknowledge a written memorandum evidencing such facts, and setting out the date to which the renewal Term will extend, and the Base Rent will apply during such renewal Term.

      Section 26.02.       Tenant's Expansion Options.
                           --------------------------

             (a)    The Options. So long as no event of default by Tenant under
                    -----------
this Lease for which Landlord has provided Tenant notice of in writing has occurred and is continuing at the time of delivery of any expansion space, and subject to the other provisions thereof, Tenant shall have one-time options to include under this Lease as a part of the Premises certain basement space designated by diagonal lines on Exhibit I attached hereto (the "B-2 Expansion Space") (approximately 6,700 square feet) and certain basement space designated by cross-hatching on Exhibit J (the "B-3 Expansion Space") (approximately 2,000 square feet).

             (b)    Method of Exercise. Tenant may exercise its option to
                    ------------------
include the B-2 Expansion Space effective two (2) years from the Commencement Date (the "B-2 Expansion Date"), provided that Tenant shall have provided notice to Landlord in writing of Tenant's exercise of such option six (6) months prior to the B-2 Expansion Date. Tenant may exercise its option to include the B-3 Expansion Space effective four (4) years from the commencement of the Lease (the "B-3 Expansion Date"), provided that Tenant shall have notified Landlord in writing of Tenant's exercise of such option six (6) months prior to the B-3 Expansion Date.

             (c)    Terms of the Expansion. All covenants, terms, provisions,
                    ----------------------
and conditions of this Lease (with the Base Rent for the B-2 Expansion Space being the Base Rent per square foot of Net Rentable Area for the Basement Space) shall apply to any B-2 Expansion Space and B-3 Expansion Space included under Tenant's expansion options, except that the Base Rent for the B-3 Expansion Space shall be the Market Rental Rate and the Rent payable for the B-2 Expansion Space or the B-3 Expansion Space shall commence on the earlier of (i) the date Tenant occupies and conducts normal business operations from the applicable Expansion Space or (ii) the date that is thirty (30) days after the applicable Expansion Date (the "Expansion Space Rental Commencement Date"); provided, however, that if Tenant is not delivered the Expansion Space to begin any build-out or remodeling Tenant may wish to do as of the applicable Expansion Date, then Tenant shall not be obligated to begin paying Rent until the date which is thirty (30) days after the date upon which Tenant is delivered such space. Additionally, notwithstanding the foregoing, if Landlord does not deliver either the B-2 Expansion Space or the B-3 Expansion Space within thirty (30) days after the B-2 Expansion Date or the B-3 Expansion Date, respectively, then Tenant shall not be obligated to pay any Rent for such Expansion Space after the applicable Expansion Space Rental Commencement Date for the number of days that Landlord was late in delivering such Expansion Space to Tenant beyond thirty
(30) days after the applicable Expansion Date.

             (d)    Condition of Expansion Space. Subject to all the other terms
                    ----------------------------
and provisions of this Lease, Tenant shall take any expansion space "as is," with all faults, except that all building systems shall function in accordance with their original design intent.

             (e)    Construction of Leasehold Improvements. Any leasehold
                    --------------------------------------
improvements to such space shall be constructed in accordance with Section 3.02, 3.03, and 3.05 and Article 11 of this Lease.

      Section 26.03.       Tenant's Preferential Rights.
                           ----------------------------

             (a)    The Preferential Rights. During the Term of this Lease, so
                    -----------------------
long as no event of default by Tenant under this Lease for which Landlord has provided Tenant notice of in writing shall have occurred and be continuing, and subject to the other provisions and conditions of this Section 26.03, Tenant shall have the preferential right to lease the northeast and northwest quadrants of the first floor in the Building until such space is leased to another party. A "quadrant" is approximately one-fourth of a floor calculated as if the floor were bisected by two lines drawn from the mid-point of both sets of opposite outer building walls, but excluding central floor service areas, which totals approximately thirty-five thousand (35,000) square feet of Net Rentable Area. During the first six (6) months of the Term of this Lease, so long as no event of default by Tenant under this Lease for which Landlord has provided Tenant notice of in writing shall have occurred and be continuing, and subject to the other provisions and conditions of this Section 26-03, Tenant shall have the preferential right to lease certain space designated by cross-hatching on Exhibit K attached hereto, or any portion thereof, provided, however, that in the event Tenant leases only a portion of the space indicated on the attached Exhibit K, such portion leased by Tenant shall be reasonably configured such that, based upon customary space planning standards and applicable law, the remaining portion of space not leased by Tenant would be reasonably leasable to a prospective tenant. Notwithstanding the foregoing provisions of this Section 26.03(a), it is herein agreed by Tenant that if any portion of the space over which Tenant has preferential rights under this Section 26.03(a) is occupied by Landlord (or a related entity of Landlord) as of the Commencement Date, then such occupied space shall not be subject to Tenant's preferential rights contained herein until such space becomes unoccupied or until such space is proposed to be leased to a third-party tenant).

             (b)    Method of Exercise. If Tenant elects to exercise any
                    ------------------
preference right contained herein, then Tenant shall so notify Landlord in writing and shall describe the space Tenant wishes to lease pursuant thereto. Additionally, Landlord shall notify Tenant in writing of the material terms and conditions of any proposed third-party lease before any such space is leased to a third-party tenant, and Tenant shall have fifteen (15) days thereafter to give Landlord notice of the exercise of its preferential right as to all such space specified in the notice. Except as provided in Section 26.03(a), Tenant may not exercise any preferential rights as to a part only of the space specified in the notice; provided, however, if the third party lease covers more space than the northeast and northwest quadrants and Tenant exercises its preferential right hereunder, if the number of square feet of Net Rentable Area to be leased by the third party is less than twice the number of square feet of Net Rentable Area to be leased by Tenant pursuant to its preferential right herein contained, then Tenant shall only be obligated to (and Tenant shall have the right to) lease only the northeast and northwest quadrants.

             (c)    Effect of Non-Exercise. If Tenant elects not to, or fails
                    ----------------------
timely to, exercise any preferential rights as to any given space for which Tenant has been notified in accordance with Section 26.03(b) hereof that such space is proposed to be leased to a third-party tenant, then Tenant shall waive any and all rights as to such space and Landlord shall be free for ten (10) months to lease such space to such third party upon terms and conditions substantially no less favorable to Landlord, taken as a whole, than the terms and conditions stated in the notice. If Landlord fails to consummate such a lease with such third party within such time period, then the provisions of this
Section 26.03 shall again become operative, and Tenant shall again have the opportunity to lease such space or portion thereof as herein provided.

             (d)    Terms of Exercise. Landlord and Tenant shall execute an
                    -----------------
amendment to this Lease so that all covenants, terms, provision, and conditions of this Lease shall apply to any space included under this Lease pursuant to Tenant's preferential options set forth in this Section 26.03 (with the Base Rent payable for such space being the Base Rent per square foot of the Net Rentable Area of either the Existing Space or Improvement Space, depending upon whether condition of option space to be absorbed into the Premises by Tenant, in Landlord's and Tenant's reasonable opinion, more closely resembles the condition, as of the Commencement Date of this Lease, of the Existing Space or the Improvement Space, provided, however, that the Base Rent per square foot of Net Rentable Area in the northeast quadrant shall be the Base Rent per square foot of Net Rentable Area for the Improvement Space, and the Base Rent per square foot of Net Rentable Area in the northwest quadrant shall be the Base Rent per square foot of Net Rentable Area for the Existing Space).

      Section 26.04. Except as is otherwise provided in Section 26.03(a), the expansion rights and preferential rights granted to Tenant pursuant to Sections
26.02 and 26.03 are subordinate only to the rights of Amoco to lease such expansion space and preference space pursuant to the Amoco Lease as currently existing; provided, however, that Landlord represents and warrants to Tenant that Amoco is entitled to only fifteen (15) days after notice of a third-party tenant's election to lease space in the Building during which to decide whether Amoco wishes to exercise such preference right over all such space.

      Section 26.05  Market Rental Rate. The term "Market Rental Rate" as used
                     ------------------
in this Lease, shall mean the rate (determined on a "net" lease basis in the same manner as Base Rent is calculated for this Lease) charged to non-renewing/non-extending tenants for space of comparable size, location and condition in the Building and in comparable, first-class, low-rise office buildings in the western suburban area of Houston, Texas that are located South of Interstate Highway 10, north of Highway 59 and West of Gessner Road (giving a strong preference to those buildings located in Beltway Business Park), further taking into consideration the following:

                  (i)     the location, quality and age of the building;

                  (ii) the use, location, size and floor level(s) of the space in question;

                  (iii) the definition of "usable area" and "rentable area" used therein;

                  (iv) the extent of leasehold improvements (existing or to be provided);

                  (v) abatements (including with respect to base rental, operating expenses and real estate taxes, and parking charges);

                  (vi) the inclusion or exclusion of parking charges in rental;

                  (vii)   lease takeovers/assumptions;

                  (viii)  relocation/moving allowances;

                  (ix)    space planning allowances;

                  (x)     refurbishment and repainting allowances;

                  (xi)    club memberships;

                  (xii) any other concessions or inducements such as rent discounts, build out or construction allowance;

                  (xiii)  extent of services provided or to be provided;

                  (xiv) distinctions between "gross" and "net" lease (Market Rental Rate being calculated on a "net" lease basis);

                  (xv) base year or dollar amount for escalation purposes of all operating expenses, including real estate taxes, and the method of calculation used in determining each tenant's share of operating expenses for any given period;

                  (xvi) any other adjustments (including by way of indexes such as increases based upon increases of Consumer Price Index) to base rental;

                  (xvii) the extent, if any, to which the credit standing and financial stature of the tenant and any guarantors would have an impact on operators of comparable buildings;

                  (xviii) term or length of lease;

                  (xix) the time the particular rental rate under consideration was agreed upon and became or is to become effective;

                  (xx) any leasing commissions and/or fees/bonuses to be paid in connection therewith; and

                  (xxi) except as provided otherwise in this Lease to the contrary, any other relevant term or condition in making such Market Rental Rate determination.

      Within sixty (60) days of the date upon which Tenant exercises its option to take on the B-3 Expansion Space, or exercise its second or third Renewal Term options (if Tenant so elects), Tenant may give Landlord a written notice requesting Landlord to set forth in writing to Tenant the amount of such Market Rental Rate, and Landlord shall provide Tenant with such amount in writing together with reasonable information setting forth how such Market Rental Rate was determined, within thirty (30) days of Tenant's written request therefor. Notwithstanding anything else herein to the contrary, Tenant shall not be required to exercise any such expansion or renewal option until Tenant has received Landlord's determination of the Market Rental Rate, if requested as herein provided by Tenant. Any dispute by the parties as to the Market Rental Rate for the B-3 Expansion Space or the Market Rental Rate applicable during the second or third Renewal Term, upon written request by Tenant, shall be settled by arbitration in accordance with this Section 26.05, and any determination as a result thereof shall be binding upon the parties. Landlord and Tenant shall use reasonable efforts to agree, within five (5) business days following Landlord's receipt of a notice from Tenant that

Tenant disputes Landlord's calculation of Market Rental Rate for the space in question, upon the appointment of one (1) arbitrator to resolve the matter. If an agreement on a single arbitrator cannot be reached within such five (5) business day period, Landlord and Tenant shall each appoint their respective arbitrator within ten (10) days following the expiration of the five (5) business day period and shall specify the name and address of their respective arbitrator to the other party prior to the expiration of such ten (10) day period; provided, that if one party fails to specify the name and address of its selected arbitrator within such ten (10) day period, the arbitrator selected by the other party shall act as the single arbitrator as if both parties had agreed to the appointment of such arbitrator as provided above. The selected arbitrators shall then meet and if such arbitrators are unable to agree upon such matter, they shall appoint a third arbitrator within ten (10) business days following their appointment. If the two (2) arbitrators are unable to agree upon a third arbitrator within such ten (10) business day period, the third arbitrator shall be appointed as soon as reasonably possible by the American Arbitration Association (or any successor organization, or if no successor organization shall then exist, by a court of competent jurisdiction residing in Harris County, Texas) subject to the qualification requirements set out below. In the event of the failure, refusal or inability of any arbitrator to act, a new arbitrator shall be appointed in his stead, which appointment shall be made in the same manner as set forth above for the appointment of such resigning arbitrator. Immediately following the selection of the final arbitrator(s), the arbitrator(s) shall meet and, within fifteen (15) days following the complete selection of the arbitrators, endeavor to resolve the matter, such fifteen (15) day period may be extended only to the extent of delay caused by Events of Force Majeure or if resolution within such fifteen (15) day period is not reasonable under the circumstances. Within three (3) business days following the selection of each arbitrator, each party shall submit to such arbitrator such party's proposed resolution of the matter being arbitrated, together with reasonable evidence supporting such proposed resolution. The arbitrator(s) shall select either the proposed resolution of such matter submitted by Landlord or the proposed resolution of such matter submitted by Tenant, whichever proposal such arbitrator(s) deem to be the most correct according to the definitions, terms and requirements set forth in this Lease, with no compromise. The power of the arbitrators shall be exercised by the concurrence of at least two (2) arbitrators, except that if only one arbitrator is required, the decision of such arbitrator shall govern. The arbitrator(s) shall resolve the controversy and shall execute and acknowledge their decision, together with a brief statement describing the rationale for such decision, in writing and deliver a copy thereof to each of the parties personally or by registered or certified mail, return receipt requested. If the arbitrators fail to reach an agreement during such fifteen (15) day period, they shall be discharged, and new arbitration proceedings shall commence, which appointments shall be made in the same manner as set forth above. By agreement in writing, Landlord and Tenant may extend the time to reach agreement either before or after the expiration thereof. The non-prevailing party shall be assessed with all of the costs and expenses of the arbitration. Each arbitrator shall be a real estate broker licensed under the laws of the State of Texas, shall be a member of the Society of Office or Industrial Realtors (or any successor or equivalent organization then existing), and shall have been actively and continuously engaged in leasing transactions involving office space in Houston, Texas for the immediately preceding ten (10) year period. Until the arbitration proceedings have concluded, if the Tenant has begun to pay Base Rent for such space, the Base Rent payable by Tenant shall be the Base Rent proposed by Landlord in its notice to Tenant provided, however, that upon the final determination of the Market Rental Rate by the arbitrators, the difference between the Base Rent paid by Tenant and the correct Base Rent shall be refunded by Landlord to Tenant or paid by Tenant to Landlord, as the case may be, within ten (10) days of the determination of the correct Rent, together with interest thereon at the prime rate from the date owed or paid, as the case may be, until paid or returned, as the case may be.

                                  ARTICLE 27


                                 MISCELLANEOUS


      Section 27.01. Tenant represents and warrants that it has had no dealings with any broker or agent, other than Peter Dienna and Doug Simpkins of the Dienna/Simpkins Company (the "Tenant's Broker") in connection with the negotiation or execution of this Lease and Landlord shall pay Tenant's Broker a commission pursuant to separate agreement, a copy of which is attached as Exhibit L. Tenant shall indemnify and hold Landlord harmless from any costs, expenses, or liability for commissions or other compensation or charges claimed by any broker or agent, other than Tenant's Broker, claiming by, through, or under Tenant with respect to this Lease. Landlord represents and warrants that it has had no dealings with any broker or agent, other than Gerry Trione of Trione & Gordon (the "Landlord's Broker") in connection with the negotiation or execution of this Lease and Landlord shall pay Landlord's Broker and Tenant's Broker a commission pursuant to a separate agreement, a copy of which is attached as Exhibit L. Landlord shall indemnify and hold Tenant harmless from any costs, expenses, or liability for commissions or other compensation or charges claimed by any broker, including Tenant's Broker and Landlord's Broker or agent claiming by, through, or under Landlord with respect to this Lease.

      Section 27.02. As used herein, the terms "business days" means Monday through Friday (except for holidays); "Normal Business Hours" means 7:00 a.m. to 5:30 p.m. on business days and 7:00 a.m. to 12:00 p.m. on Saturdays (except for holidays); and "holidays" means those holidays designated by Landlord (but in no event more than eight (8) days in any calendar year), which holidays shall be consistent with those holidays designated by landlords of other first-class office buildings in the suburban area of Houston, Texas.

      Section 27.03. Every agreement contained in this Lease is, and shall be construed as, a separate and independent agreement. If any term of this Lease or the application thereof to any person or circumstances shall be invalid and unenforceable, the remainder of this Lease, or the application of the term to other persons or circumstances, shall not be affected.

      Section 27.04. There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in such leasehold estate as well as the fee estate in the Premises or any interest in such fee estate. In the event of a voluntary or other surrender of this Lease, or a mutual cancellation hereof, Landlord may, at its option, terminate all subleases, or treat such surrender or cancellation as an assignment of any of such subleases.

      Section 27.05. Tenant's recovery of any judgment against Landlord for any breach of Landlord of the terms and conditions of this Lease shall be limited to the fair market value of the Building and the Land (as determined without regard to any mortgage, deed of trust, or other encumbrance).

      Section 27.06. "Events of Force Majeure" means each of the following events to the extent that (and only for the number of days that) such event delays the performance of an obligation hereunder by the party claiming such delay: strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions or any other cause of any kind whatsoever that is beyond the reasonable control of the party claiming such delay. The existence of any Event of Force Majeure shall not excuse a party's performance of any provision hereof, or prohibit the other party from exercising any remedy it might have for the failure of such performance, in any circumstance under this Lease unless such provision expressly provides that such party is excused from such performance, or that the other party's exercise of any remedy therefor is delayed, by virtue of the existence of an Event of Force Majeure.

      Section 27.07. The article headings contained in this Lease are for convenience only and shall not enlarge or limit the scope or meaning of the various and several articles hereof. Words of any gender used in this Lease shall include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

      Section 27.08. Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Premises or the Building except as herein expressly set forth and all reliance with respect to any representations or promises is based solely on those contained herein. No rights, easements, or licenses are acquired by Tenant under this Lease by implication or otherwise except as expressly set forth in this Lease.


      Section 27.09. This Lease sets forth the entire agreement between the parties and cancels all prior negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant regarding the subject matter of this Lease. No amendment or modification of this Lease shall be binding or valid unless expressed in writing and executed by both parties hereto.

      Section 27.10. The submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto unless Landlord executes a copy of this Lease and delivers the same to Tenant.

      Section 27.11. If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant is a duly organized and existing corporation, that Tenant has and is qualified to do business in Texas, that the corporation has full right and authority to enter into this Lease, and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporate actions. If Landlord signs as a corporation, each of the persons executing this Lease on behalf of Landlord represents and warrants that Landlord is a duly organized and existing corporation, that Landlord has and is qualified to do business in Texas, that the corporation has full right and authority to enter into this Lease, and that an persons signing on behalf of the corporation were authorized to do so by appropriate corporate actions.

      Section 27.12. This Lease shall be governed by and construed under the laws of the State of Texas. Any action brought to enforce or interpret this Lease shall be brought in the court of appropriate jurisdiction in Harris Comity, Texas.

      Section 27.13. Tenant shall not, without the prior written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, nor shall Tenant do or permit the doing of anything in connection with Tenant's business or advertising which in the reasonable judgment of Landlord may reflect unfavorably on Landlord or the Building or confuse or mislead the public as to any apparent connection or relationship between Landlord, the Building, and Tenant.

      Section 27.14. Any elimination or shutting off of exterior light, air, or view by any structure that may be erected on lands adjacent to the Building and the Land shall in no way affect this Lease or impose any liability on Landlord.

      Section 27.15. Landlord covenants and agrees with Tenant to furnish Tenant Two (2) keys to each corridor door to the Premises. Additional keys will be furnished at a reasonable charge by Landlord on an order signed by Tenant or Tenant's authorized representative. All such keys shall remain the property of Landlord. No additional locks shall be allowed on any door of the Premises without Landlord's permission, and Tenant shall not make or permit to be made any duplicate keys, except those furnished by the Landlord. Upon termination of this Lease, Tenant shall surrender to Landlord all keys to the Premises, and give to Landlord the explanation of the combination of all locks for safes, safe cabinets, and vault doors not removed by Tenant from the Premises. Tenant shall be permitted to maintain a secure caged area that only Tenant or Tenant's designated employee will have or be permitted access. The size of such secure area shall be approximately twenty (20) feet by twenty (20) feet; provided, however, that the top of such caged area shall not extend into any area that is within two (2) feet of the roof structure of the area in which the caged area is located. The location of such secure caged area is to be mutually agreed upon by Landlord and Tenant.

      Section 27.16. Tenant shall not cause this Lease to be filed of public record. However, Landlord or Tenant shall have the right (but not the obligation) to cause a memorandum or this Lease to be filed of public record, and upon request by the other party Landlord or Tenant shall promptly execute, acknowledge, and deliver to the requesting party such a memorandum of this Lease. Any such memorandum shall not set forth the rental or other charges payable pursuant to this Lease, and shall state that it is not intended to vary the terms of this Lease. Upon the expiration or earlier termination of the Term of this Lease, Tenant, upon the request of Landlord, shall enter into a short form memorandum of termination of this Lease in recordable form.

      Section 27.17. Tenant will be permitted to erect an exclusive sign monument (the "Sign Monument") at Tenant's sole cost and expense on Corporate Drive, the exact location and design of the Sign Monument to be as chosen by Tenant and reasonably acceptable to Landlord, provided that Landlord may reasonably withhold its consent to such Sign Monument if such exceeds forty-eight (48) inches above grade or if such exceeds one hundred twenty (120) inches in length. Tenant or Tenant's permitted assignee or sublessee may erect and use the Sign Monument for so long as Tenant and such permitted assignee or sublessee has not abandoned the Premises, provided, however, if Tenant and Tenant's permitted assignee or sublessee has abandoned the Premises, so long as Rent as required herein is paid, then Tenant or such assignee or sublessee may continue to display its name (or their names as the case may be) on the Sign Monument.

      Section 27.18. Notwithstanding anything to the contrary contained in this Lease, Landlord does hereby waive, relinquish and discharge all liens and rights (constitutional, statutory, consensual, or otherwise) that Landlord may have on any personal property or fixtures of Tenant of any kind, and all additions, accessions and substitutions thereto (except for judgment liens that may hereafter arise in favor of Landlord). This clause shall be self-operative and no further instrument of waiver need be required by any lienholder on such property or fixtures. In confirmation of such waiver, however, Landlord shall, at Tenant's request, execute promptly any appropriate certificate or instrument that Tenant may reasonably request.

      Section 27.19. Tenant shall, at Tenant's sole cost and expense, be entitled to construct and maintain a freight elevator for Tenant's exclusive use within the Premises to operate between the first floor of the Premises and the Basement Space within the Premises. Such freight elevator shall be constructed in accordance with the Tenant Space Plan to be approved by Landlord. The freight elevator installed by Tenant shall be maintained by Tenant at Tenant's sole cost and expense.

      Section 27.20. The exhibits attached to this Lease are by this reference incorporated fully herein. The term "this Lease" shall be considered to include all such exhibits.


                                  ARTICLE 28


                             CONFLICTS OF INTEREST


      Section 28.01. Conflicts of interest relating to this Agreement are strictly prohibited. Except as otherwise expressly provided herein, neither Tenant, nor any director, employee, or agent of Tenant, shall give to or receive from any director, employee, or agent of the Landlord, any gift entertainment, or other favor of significant value, or any commission, fee, or rebate. Likewise, neither Tenant, nor any director, employee, or agent of Tenant shall enter into any business relationship with any director, employee or agent of Landlord (or any affiliate of Landlord), without prior written notification thereof to Landlord unless such person is acting for and on behalf of Landlord. Any authorized representative(s) of Landlord may audit the records of Tenant relating to this transaction, including the expense records of the Tenant's employees involved in this transaction, upon reasonable notice and during regular business office hours for the sole purpose of determining whether there has been compliance with this Section 28.01. However, the foregoing audit rights shall not apply to Tenant's confidential business records or trade secrets not related to this transaction.

EXECUTED as of the date first written above.


                                       LANDLORD


                                       CHEVRON U.S.A. INC.



                                       By: /s/ Gary D. Schuman
                                          --------------------------------
                                       Name: Gary D. Schuman
                                            ------------------------------
                                       Title: Lease Manager
                                             -----------------------------



                                       TENANT


                                       TEXAS MICRO-SYSTEMS, INC.


                                       By: /s/ W. W. Patterson
                                          --------------------------------
                                       Name: W. W. Patterson
                                            ------------------------------
                                       Title: Chmn. & CEO
                                             -----------------------------